[Logo]	Rule 497(c) File No. 33-53698 May 1, 2009

THE INTEGRITY FUNDS
Class A and Class C Shares

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND
(formerly named the Integrity Small Cap Growth Fund)

INTEGRITY GROWTH & INCOME FUND

INTEGRITY HIGH INCOME FUND

Only the Integrity High Income Fund currently offers Class C Shares.

PROSPECTUS

This prospectus is intended to provide important information to help you evaluate whether The Integrity Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how The Integrity Funds can help you achieve your financial goals, call Integrity Funds Distributor, Inc. at 800-276-1262.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND	1
Fund Summary	1
How the Fund has Performed	7

INTEGRITY GROWTH & INCOME FUND	9
Fund Summary	9
How the Fund has Performed	13

INTEGRITY HIGH INCOME FUND	15
Fund Summary	15
How the Fund has Performed	20

WHAT ARE THE FUNDS' FEES AND EXPENSES	22

COST OF INVESTING EXAMPLES	23

FUND MANAGEMENT	24
Important Information Regarding Anticipated Fund Management and Services	24
Investment Adviser	24
Portfolio Manager—WB/MNAS Fund and Growth & Income Fund	25
Sub-Adviser and Portfolio Managers—High Income Fund	26
Additional Information about Portfolio Managers	27
Manager of Managers	27
Exemption from the Provisions of Section 12(d)(1)(F)(ii)	28

PORTFOLIO HOLDINGS DISCLOSURE	28

THE SHARES OFFERED	28
Class A Shares	28
Class C Shares	30

HOW TO REDUCE YOUR SALES CHARGE	30
Class A Sales Charge Reductions	30
Class A Sales Charge Waivers	32
Additional Information	32

HOW TO BUY SHARES	32
Minimum Investments and Share Price	33

IMPORTANT INFORMATION ABOUT PURCHASES	33
USA PATRIOT Act	33
Purchases Made Through a Financial Adviser	34
Systematic Investing—The Monthomatic Investment Plan	34

SPECIAL SERVICES	35
Exchanging Shares	35
Reinstatement Privilege	36

HOW TO SELL SHARES	36
Systematic Withdrawal Program	37

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	37
Market Timing	37

DISTRIBUTIONS	39
Dividends and Distributions	39
Reinvestment Options	39

FEDERAL TAX MATTERS	40

DISTRIBUTION AND SERVICE PLANS (12b-1)	43

NET ASSET VALUE	43

FUND SERVICE PROVIDERS	44

SHAREHOLDER INQUIRIES AND MAILINGS	44

FINANCIAL HIGHLIGHTS	45

PRIVACY POLICY	52

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND
(formerly the Integrity Small Cap Growth Fund)

Fund Summary

Investment Objective

The Williston Basin/Mid-North America Stock Fund (the "WB/MNAS Fund" or a "Fund") seeks to provide long-term capital appreciation. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days' notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Williston Basin area (as described below) and/or Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the "Region"); the "Williston Basin area" specifically encompasses western North Dakota, northwestern South Dakota, eastern Montana, the southern portion of the Canadian province of Saskatchewan, and the southwestern portion of the Canadian province of Manitoba. To pursue this strategy, the Fund invests primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer's most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer's most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase. Shareholders will be notified 60 days prior to any change in this policy.

The Fund may invest in companies that have recently commenced operations and do not have significant revenues (development stage companies). Integrity Money Management, Inc. ("Integrity Money Management" or the "Investment Adviser") will select investments it believes to have investment potential in the natural resources area (fossil fuels, agriculture, and minerals), as well as on the companies that service the Region. Current income will not be a factor in selecting investments for the Fund. The Fund will invest primarily in the securities of U.S. issuers but it may also invest in the securities of foreign issuers.

The Investment Adviser anticipates that the Fund will invest a significant amount (although not exclusively) in businesses in the extractive and agricultural sectors and in the companies that serve these sectors. This focus is based on the Investment Adviser's expectation that increased global development (especially in developing economies such as Brazil, Russia, India, China, southeastern Asia, and eastern Europe) will create long term supply-demand imbalances in globally fungible natural resources such as fossil fuels, metals and non-metals mining, and agricultural products. The Investment Adviser believes that shortages in all these areas may drive up prices, and therefore profits, of the companies involved.

The Fund may:

•

invest in U.S. and foreign government and corporate debt obligations and money market instruments. Under abnormal market conditions, the Fund may invest without limit in these securities, which may cause the Fund to fail to achieve its investment objective. The Fund has not established minimum quality standards for its investments in debt securities.

•

buy and sell (write) put and call options on stocks, shares of exchange-traded funds ("ETFs"), and stock indexes; invest in futures contracts for the purchase or sale of stock indexes; and buy and sell options on such futures contracts for hedging purposes. These investment strategies are used to hedge against changes in the values of securities the Fund owns or expects to purchase and are not used for speculation.

•	enter into repurchase agreements that typically are approximately thirty days in length.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted by the Securities and Exchange Commission (the "SEC") upon which the Fund may rely.

Temporary Defensive Positions and Cash Management Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Market and Economic Risk: The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including: actual earnings that do not meet generally accepted forecasts or estimates of earnings; changes in the general interest rate environment that have a negative impact on the valuation of earnings; the market undervaluing the stocks in the Fund's portfolio; developments affecting particular issuers, industries, or geographic sectors; a general decline in the stock market; and social or political changes that alter investors' future expectations of company earnings.

Style Risk: The Fund is managed according to a growth investing style, and therefore is subject to the risks associated with this style. One risk is that a growth investing style may fall out of favor with investors for a period of time during which the Fund may underperform other funds that employ a different style. For example, growth oriented funds typically will underperform value oriented funds when a value investing style is in favor. In addition, growth stocks typically are more volatile than value stocks due to their relatively high valuations and sensitivity to investor perceptions of the issuer's growth potential. As a result, the price of a growth stock may experience a larger decline on a forecast of lower earnings or other negative development, than would a value stock. Furthermore, because the value of growth companies is a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

Geographic or Regional Risk: The Fund is managed to take advantage of what the Investment Adviser views as unique opportunities within the Region. The geographic limitations of such an approach pose special risks that should be understood by investors. Geographic limitations prevent the Fund from investing in other places where the opportunities may be greater. The economy of the Region may underperform that of other areas, creating a drag on performance relative to more geographically diverse funds. The geographic limitation may limit the degree of business diversification of the Fund, thus making returns more volatile than in more geographically diversified investments.

Sector and Sector Weightings Risk: Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector and the securities of companies in that sector could react similarly to these or other developments. If the Fund invests in a few sectors, it may have more exposure to the price movements of those sectors than funds that diversify their investments among many sectors.

The Investment Adviser believes that the prices of the products of the companies and sectors in which the Fund invests are mostly a function of supply and demand. This can create large swings in product prices for a number of reasons, including conservation by end users, higher prices stimulating exploration, and development of new supplies, substitution of other materials, and other factors. These fluctuations in demand and supply can create a magnified effect on the prices of the stocks in these sectors, making the Fund's net asset value more volatile than that of most public stock mutual funds.

Risks of the Agribusiness Sector: The Fund may invest in companies involved in agribusiness. Companies involved in agribusiness are subject to numerous risks, including cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, weather conditions, quotas, product liability litigation, and governmental regulation and subsidies. Generally, agribusiness is affected by the economic health of consumers. A weak economy and its effect on consumer spending would adversely affect agribusiness companies.

Other risks of the agribusiness sector include consolidation, domestic and international politics, and excess capacity. In addition, agribusiness companies may be significantly affected by volatility of commodity prices, import controls, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Risks of the Energy Sector: The Fund may invest in securities of companies in the energy sector, including, but not limited to, companies that explore for, produce, refine, distribute, or sell petroleum, gas products, or consumable fuels, or provide parts or services to petroleum, gas, or consumable fuel companies. Companies in this sector are subject to volatile fluctuations in price and supply of energy fuels and can be impacted by international politics, including the war in Iraq and hostilities in the Middle East, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up, and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters will also impact companies in the energy sector. Oil production and refining companies are subject to extensive federal, state, and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, declines in U.S. and Russian crude oil production will likely lead to a greater world dependence on oil from OPEC nations, which may result in more volatile oil prices.

Risks of the Basic Materials Sector: The Fund may invest in securities of companies in the basic materials sector. General risks of the basic materials sector include the general state of the economy, consolidation, domestic and international politics, and excess capacity. In addition, basic materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

Risks of Precious Metals: The Fund may invest in securities of companies involved in the precious metals business. Precious metals companies are subject to risks associated with the exploration, development, and production of precious metals including competition for land, difficulties in obtaining required governmental approval to mine land, inability to raise adequate capital, increases in production costs, and political unrest in nations where sources of precious metals are located. In addition, the price of gold and other precious metals is subject to wide fluctuations and may be influenced by limited markets, fabricator demand, expected inflation, return on assets, central bank demand, and availability of substitutes.

Risks of Metals and Mining: The Fund may invest in securities of companies involved in the metals and mining business. Risks of investing in metals and mining company stocks include inaccurate estimates of mineral reserves and future production levels, varying expectations of mine production costs, unexpected changes in mineral prices, technological and operational hazards in mining and mine development activities, uncertainties inherent in the calculation of mineral reserves, mineral resources and metal recoveries, the timing and availability of financing, governmental, and other approvals, domestic and international politics, and mandated expenditures for safety and pollution control devices.

Risks of Development Stage and Small Cap Stocks: The Fund may invest in stocks of development stage and small capitalization companies, which involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. As a result, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records, or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may, therefore, be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies' stocks fall behind other types of investments (bonds or large cap stocks, for instance) the portfolio's performance also will lag these investments.

Risks of Foreign Securities: The Fund may invest in securities of non-U.S. issuers, which have special risks. These risks include international economic and political developments, foreign government actions including restrictions on payments to non-domestic persons such as the Fund, less regulation, less information, currency fluctuations, and interruptions in currency flow. Investments in foreign securities also entail higher costs. The Fund's investments in foreign securities may be in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts ("ADRs"), Global Depositary Receipts, and European Depositary Receipts. Ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts.

U.S. Agency Securities Risk: The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover: The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as its portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund's investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund's transaction costs, which could adversely affect the Fund's performance and could result in higher levels of taxable realized gains to shareholders. The Fund's portfolio turnover rate may vary from year to year, as well as within a year. It is possible that the Fund may experience a high turnover rate (over 100%), as it did for its fiscal years ended December 31, 2007 and December 31, 2008. The Fund's portfolio turnover rates are disclosed under "Financial Highlights".

Hedging Risk: The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser's ability to use these strategies successfully. If the Investment Adviser's judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended ("CEA") and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Debt Obligations: To the extent that the Fund invests in debt obligations, it will be subject to related risks, including:

•	credit risk: generally, the risk that an issuer of a security will fail to pay principal and interest in a timely manner (and lower-rated bonds have greater credit risk);

•	income risk: generally, the risk that falling interest rates will cause the Fund's income to decline; and

•	interest rate risk: generally the risk that bond prices overall will decline over short or even long periods of time due to rising interest rates.

Risks of Repurchase Agreements: The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Risks Related to Investments in Other Investment Companies: The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and therefore will be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Shareholders would, therefore, be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund's Statement of Additional Information ("SAI"), which is available free of charge, upon request, by calling Integrity Mutual Funds, Inc. (the "Company" or "Integrity Mutual Funds") at 800-276-1262, or by visiting the Fund's website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	have a long-term investment horizon;

•	seek a fund that takes an active approach to investing in natural resources, agriculture, and supporting industries;

•	seek a fund that complements more conservative investment approaches; or

•	are willing to accept greater than normal fluctuations in the value of your portfolio.

You may not wish to invest in the Fund if you:

•	have a short-term investment horizon;

•	seek exposure to a more value-oriented approach to investing in equities;

•	seek safety of principal; or

•	seek regular income.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

How the Fund has Performed

The bar chart and table that follow present the performance of the Fund. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one and five years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index, an index consisting of small cap growth funds, and a new broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

The results from September 19, 2003 until November 10, 2008 were achieved while the Fund was managed by Integrity Money Management pursuant to significantly different principal investment strategies, which may have produced different investment results than those that may be achieved under current investment strategies. The results prior to September 19, 2003, the date Integrity Money Management commenced management of the Fund's portfolio, were achieved while the Fund was managed by other investment advisers that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

Per Share Total Return per Calendar Year(1)
[bar chart]

2000	(3.16%)
2001	(12.33%)
2002	(24.52%)
2003	30.34%
2004	12.05%
2005	11.65%
2006	7.73%
2007	(0.92%)
2008	(19.36%)

(1)Effective November 10, 2008, the Fund changed its name from the Integrity Small Cap Growth Fund to the Williston Basin/Mid-North America Stock Fund. The Fund's principal investment strategies were also changed significantly. With respect to periods prior to November 10, 2008, the performance figures included reflect the performance of the Fund prior to the name change and the change of the investment strategies.

For the periods shown, the highest and lowest quarterly returns were 16.55% and (19.88%) for the quarters ending June 30, 2003 and September 28, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns.

Average Annual Total Returns(1)(2) (for the periods ended December 31, 2008)
	1 Year	5 Years	Since Inception(3)

Return Before Taxes	(23.34%)	0.46%	4.44%

Return After Taxes on Distributions	(23.38%)	(3.32%)	2.00%

Return After Taxes on Distributions and Sale of Fund Shares	(15.11%)	0.69%	3.93%

Russell 3000® Index(4)	(37.31%)	(1.95%)	(1.40%)

Russell 2000® Index(4)	(33.79%)	(0.93%)	3.57%

Lipper Small-Cap Growth Funds Index(5)	(42.62%)	(4.06%)	1.20%

(1)Effective November 10, 2008, the Fund changed its name from the Integrity Small Cap Growth Fund to the Williston Basin/Mid-North America Stock Fund. The Fund's principal investment strategies were also changed significantly. With respect to periods prior to November 10, 2008, the performance figures included reflect the performance of the Fund prior to the name change and the change of the investment strategies.

(2)Effective November 10, 2008, the initial maximum sales charge of 5.75% was reduced to 5.00% for sales made on or after that date. The average annual returns in the table have been calculated as if the sales charge was 5.00% for the entire length of each period shown in the table.

(3)The inception date for the Fund is April 5, 1999.

(4)The Russell 2000® Index is an unmanaged index of common stock prices of 2,000 mid- and smaller capitalization companies. It measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® Index is an unmanaged index of common stock prices of the 3,000 largest companies, representing approximately 98% of the investable U.S. equity market. Given the change in the Fund's investment strategies, the Investment Adviser believes that the Russell 3000® Index is a more appropriate broad-based benchmark for the Fund than the Russell 2000® Index. Accordingly, the Fund will only show the Russell 3000® in future prospectuses. No deduction is reflected for fees, expenses or taxes. Index return is shown from April 5, 1999.

(5)The Lipper Small-Cap Growth Funds Index consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index. Small cap growth funds typically invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared to the U.S. diversified small-cap funds universe average. Given the change in the Fund's investment strategies, the Investment Adviser believes that the Lipper Small-Cap Growth Funds Index is no longer a comparable index for the Fund. Accordingly, the Fund will only show the Russell 3000® Index, as described above, in future prospectuses. No deduction is reflected for fees, expenses, or taxes. Index return is shown from April 5, 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

INTEGRITY GROWTH & INCOME FUND

Fund Summary

Investment Objective

The Integrity Growth & Income Fund (the "Growth & Income Fund" or a "Fund") seeks to provide long-term growth of capital with dividend income as a secondary objective. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days' notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objective

Under normal market conditions, the Fund is managed using a blended growth and income investment strategy. The Fund seeks to invest primarily in domestic common stocks, balancing its investments between growth and dividend-paying stocks, depending on where value is in the stock market. The Fund may also invest in stocks that are currently not paying dividends, but offer prospects for future income or capital appreciation.

The Fund may invest in companies of any size, but will typically avoid very small companies (micro-caps) under $100 million in market value. The Investment Adviser makes its investment decisions by seeking to identify companies that generate high levels of free cash flow and that sell below estimated fair market value based on the present value of future free cash flows. Subject to its attention to ethical investment criteria described below, the Fund is not constrained by investments in any particular segment of the stock market.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted by the SEC upon which the Fund may rely.

As described below, the Fund emphasizes companies that the Investment Adviser believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries.

Ethical Investment Criteria

As a component of the selection process, the Investment Adviser considers whether, relative to other companies in an industry, a company that meets the Fund's financial investment criteria also is sensitive to ethical issues related to such company's products, services, or methods of doing business.

Ethical factors considered include:

•	fairness of employment policies and labor relations;

•	involvement in the community;

•	efforts and strategies to minimize the negative impact of business activities and products on the environment and to embrace alternatives to reduce polluting and unnecessary animal suffering; and

•	management and board governance.

In addition, the Fund avoids investing in companies that the Investment Adviser believes derive revenue from gambling or pornography, or from the production of alcohol or tobacco.

Potential investments for the Fund are first selected for financial soundness and then evaluated according to the Fund's ethical investment criteria. The Fund seeks to invest in companies that the Investment Adviser believes exhibit positive accomplishments with respect to one or more of the ethical factors. The Investment Adviser does not in most cases screen a company for one or more particular ethical practices. Rather, the Investment Adviser follows a "best practices" approach and seeks companies that the Investment Adviser believes employ overall ethical practices within their sector that are superior to those of their industry sector in general. The Investment Adviser seeks investments for the Fund that meet the minimum standards of the Fund's financial investment criteria.

Temporary Defensive Positions and Cash Management Investments

The Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Market and Economic Risk: The prices of the securities in which the Fund invests may fluctuate, at times dramatically, for a number of reasons, including: actual earnings that do not meet generally accepted forecasts or estimates of earnings; changes in the general interest rate environment that have a negative impact on the valuation of earnings; the market undervaluing the stocks in the Fund's portfolio; developments affecting particular issuers, industries, or geographic sectors; a general decline in the stock market; and social or political changes that alter investors' future expectations of company earnings.

Risks of Development Stage and Small Cap Stocks: The Fund may invest in stocks of development stage and small capitalization companies, which involve substantial risks. These stocks may trade less frequently and in more limited volumes than stocks of other companies. As a result, these stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future. Moreover, start-up and other small companies may lack the competitive strengths of larger companies, may be dependent upon a small or inexperienced management group, and may have limited product lines, unproven track records, or inadequate capital reserves. Key information about these companies may be inaccurate or unavailable, and their earnings are less predictable than more established companies. Stocks of these companies may, therefore, be more vulnerable to adverse business or economic events than larger, more established companies. In addition, during any period when smaller companies' stocks fall behind other types of investments (bonds or large cap stocks, for instance) the portfolio's performance also will lag these investments.

Market Valuation Risk: Some companies that are growing very fast have unreasonable valuations by traditional valuation techniques. Since these companies' stock prices do not reflect the usual relationships between price and corporate earnings or income, their stocks tend to be extraordinarily volatile and speculative.

Ethical Investment Risk: The Fund's ethical investment criteria could cause it to underperform similar funds that do not have such criteria. Among the reasons for this are: ethically aware companies could fall out of favor with investors or fail to perform as well as companies that do not fit the Fund's ethical investment criteria; stocks that do not meet the ethical investment criteria could outperform those that do; and the ethical investment criteria could cause the Fund to sell or avoid stocks that subsequently perform well.

U.S. Agency Securities Risk: The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover: The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as its portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund's investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund's transaction costs, which could adversely affect the Fund's performance, and could result in higher levels of taxable realized gains to shareholders. The Fund's portfolio turnover rate may vary from year to year, as well as within a year. It is possible that the Fund may experience a high turnover rate (over 100%), as it has for certain prior fiscal years including the fiscal year ended December 31, 2008. The Fund's portfolio turnover rates are disclosed under "Financial Highlights".

Hedging Risk: The ability of the Fund to benefit from options and futures is largely dependent on the Investment Adviser's ability to use these strategies successfully. If the Investment Adviser's judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Repurchase Agreements: The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Risks Related to Investments in Other Investment Companies: The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and therefore will be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Shareholders would, therefore, be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund's SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Fund's website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	have a long-term investment horizon;

•	seek a fund that takes an active approach to investing primarily in undervalued companies regardless of size or growth rate, and stocks with significant dividend yields;

•	are willing to accept fluctuations in the value of your portfolio; or

•	are seeking to invest in a fund with an ethical investment component.

You may not wish to invest in the Fund if you:

•	have a short-term investment goal;

•	seek safety of principal; or

•	seek regular income.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund has Performed

The bar chart and table that follow present the performance of the Fund. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one, five, and ten years and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance.

The bar chart shows the Fund's annual returns on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index and an index consisting of multi-cap core funds. Past performance, before and after taxes, is no guarantee of future results.

The results from April 25, 2005 to December 31, 2006 were achieved while the Fund was managed by the Investment Adviser and IPS Advisory, Inc. ("IPS Advisory"), the Fund's sub-adviser. Effective February 1, 2007, IPS Advisory no longer served as sub-adviser for the Fund; however, the Fund's portfolio manager, formerly Chief Executive Officer of IPS Advisory, became employed by the Investment Adviser. The results prior to April 25, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

At a meeting held on May 19, 2008, the Board of Trustees of the Fund determined, based on a recommendation by the Investment Adviser, that the fee structure of the Fund should be modified to reflect that of a "no-load" fund. Accordingly, effective September 2, 2008, the Fund's up-front sales charge and contingent deferred sales charge ("CDSC") for Class A shares were eliminated.

Per Share Total Return per Calendar Year
[bar chart]

1999	118.78%
2000	(23.29%)
2001	(42.30%)
2002	(27.59%)
2003	23.97%
2004	11.89%
2005	9.32%
2006	15.04%
2007	7.97%
2008	(27.06%)

For the periods shown, the highest and lowest quarterly returns were 53.65% and (32.31%) for the quarters ending December 31, 1999 and September 30, 2001, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges that were in effect for the periods shown (until September 2, 2008), which would reduce returns.

Average Annual Total Returns(1) (for the periods ended December 31, 2008)
	1 Year	5 Years	10 Years	Since Inception(2)

Return Before Taxes	(27.06%)	2.08%	(0.37%)	6.91%

Return After Taxes on Distributions	(27.13%)	1.87%	(0.50%)	6.76%

Return After Taxes on Distributions and Sale of Fund Shares	(17.49%)	1.71%	(0.35%)	6.11%

S&P 500® Index(3)	(37.00%)	(2.19%)	(1.38%)	6.84%

Lipper Multi-Cap Core Funds Index(4)	(39.45%)	(2.29%)	(0.47%)	6.07%

(1) Effective as of September 2, 2008, the initial sales charge, which had a maximum of 5.75%, was eliminated for sales on or after that date. The average annual returns in the table have been calculated as if the sales charge had been eliminated for the entire length of each period shown in the table.

(2) The inception date for the Fund is January 3, 1995.

(3) The S&P 500® Index is a widely recognized, unmanaged index of 500 stock prices chosen for market size, liquidity and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the index proportionate to its market value. No deduction is reflected for fees, expenses or taxes. Index return is shown from January 3, 1995.

(4) The Lipper Multi-Cap Core Funds Index consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Multi-Cap Core funds have wide latitude in the companies in which they invest. These funds will normally have an average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universal average. No deduction is reflected for fees, expenses, or taxes. Index return is shown from January 3, 1995.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

INTEGRITY HIGH INCOME FUND

Fund Summary

Investment Objective

The Integrity High Income Fund (the "High Income Fund" or a "Fund") seeks to provide a high level of current income with capital appreciation as a secondary objective. This investment objective is non-fundamental, which means the objective may be changed without shareholder vote. Shareholders would be given at least 60 days' notice prior to any such change.

Principal Strategies: How the Fund Pursues its Objectives

The Fund invests in a non-diversified group of low-quality, high yield corporate bonds, convertible securities and asset-backed securities. Under normal circumstances, at least 80% of the net assets (plus any borrowings made for investment purposes) will be invested in corporate bonds rated Baa by Moody's Investors Service ("Moody's") or BBB by Standard & Poor's Corporation ("S&P") or lower. The Fund may also invest in corporate issues that have defaulted. While there are no restrictions on maturity, the Fund generally holds an average maturity of less than ten years. Capital appreciation is derived from selling bonds above the purchase price.

The Fund is non-diversified. This means that the Fund may invest a larger percentage of its assets in a limited number of companies than a diversified fund.

The securities in which the Fund will invest are low quality, high-risk securities. A high yield/lower-rated debt security (also known as a "junk" bond) is generally rated by an independent rating agency to be non-investment grade (e.g., BB or lower by S&P). Because of their low credit quality, these securities typically pay higher interest rates to compensate investors for the substantial credit risk they assume. Bonds may appreciate in value through an improvement in credit quality among other reasons. There can be no guarantee the securities held by the Fund will appreciate in value.

To select the securities in which to invest, the Fund's sub-adviser conducts fundamental credit research on each issuer.

The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in, and will choose its investments from, the following types of securities:

Corporate debt: As the name implies, corporate debt obligations--usually called bonds--represent loans by an investor to a corporation.

Asset-backed securities: Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

Convertible securities: Bonds or preferred stocks that are convertible into, or exchangeable for, common stocks are known as convertible securities.

Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer's income and assets relative to common stock but a lower claim on assets than corporate bondholders.

Collateralized Mortgage Obligations: Collateralized Mortgage Obligations ("CMOs") are securities that are collateralized by mortgages or mortgage pass-through securities. When CMOs are created, the rights to receive principal and interest payments on the underlying mortgages are divided up to create short, intermediate and long-term CMO bonds. These rights are delegated and divided among the various maturity structures of the CMOs based on assumptions made by the creators concerning the timing of cash flows on the underlying mortgages, including expected prepayment rates. A primary risk of a CMO is that the assumptions are wrong, which would result in the CMO having either a shorter or longer maturity than was expected.

The Fund may engage in various investment strategies designed to hedge against interest rate changes or other market conditions, and/or to manage the portfolio's duration using financial instruments whose prices, in the opinion of the sub-adviser, correlate with the values of securities the Fund owns or expects to purchase. The instruments used to implement these strategies include financial futures contracts (such as future contracts in U.S. Treasury securities and interest-related indices) and options on financial futures.

In addition, the Fund may also invest in other investment companies to the extent permitted by federal law and any exemptions granted by the SEC upon which the Fund may rely.

Temporary Defensive Positions and Cash Management Investments

he Fund may also, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, the Fund may invest a substantial portion of its assets in money market mutual funds and high quality short-term fixed income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. government securities. During such times, the Fund may be unable to pursue its investment objective, and such positions could reduce the benefit from any upswing in the market. In addition, the Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

Principal Risks: What are the Risks of Investing in the Fund?

An investment in the Fund is subject to investment risks, and you can lose money on your investment. There is no guarantee that the Fund will achieve its investment objective. The principal risks of the Fund include the following:

Credit Risk: Credit risk is the risk that the credit strength of an issuer will weaken and/or an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund's total return. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund. See "Lower-Quality Debt" below.

Interest Rate Risk: Interest rate risk is the risk that bond prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities.

Income Risk: Income risk is the risk that the income from the Fund's portfolio will decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Lower-Quality Debt: Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Management Risk: The Fund's overall success depends on the sub-adviser's ability to choose productive securities for the Fund. If the sub-adviser is unable to successfully choose productive securities, the Fund may underperform other funds with similar investment objectives.

Risks of Non-Diversification: Because a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers that will be in the same or related economic sectors, the Fund's portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Asset-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. With asset-backed securities, payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of the Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds or other credit enhancements. Two examples of asset-backed securities are automobile receivables and credit card receivables. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Subprime Mortgage Risk: The Fund may invest in real estate companies that may be affected by the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and, consequently, the value of the Fund may decline in response to such developments.

U.S. Agency Securities Risk: The Fund may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. government. Securities issued or guaranteed by federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Portfolio Turnover: The Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the Fund's investment portfolio that is sold and replaced with new securities during a year is known as its portfolio turnover rate. A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the Fund of increased brokerage costs and the realization of taxable capital gains. The Fund generally adjusts its portfolio in view of prevailing or anticipated market conditions and the Fund's investment objective. The Fund, however, may also make short-term trades to take advantage of market opportunities. High portfolio turnover increases the Fund's transaction costs, which could adversely affect the Fund's performance and could result in higher levels of taxable realized gains to shareholders. The Fund's portfolio turnover rate may vary from year to year, as well as within a year. It is possible that the Fund may experience a high turnover rate (over 100%). The Fund's portfolio turnover rates are disclosed under "Financial Highlights".

Hedging Risk: The ability of the Fund to benefit from options and futures is largely dependent on the sub-adviser's ability to use these strategies successfully. If the sub-adviser's judgment about the general direction of markets is wrong, the overall performance of the Fund will be poorer than if no such futures and options had been used. In addition, the Fund's ability to effectively control duration or hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the Fund's portfolio. Consequently, if the price of the futures contract or option moves more or less than the price of the security that is subject to the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The Fund could lose money on futures transactions or will lose money if a purchased option expires worthless. Losses (or gains) involving futures contracts can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund. Use of options may also (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for purchase prices higher than, or sale prices lower than, current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and/or reduce the returns on securities, or (v) cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold. The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Risks of Repurchase Agreements: The Fund may enter into certain types of repurchase agreements. Repurchase agreements are generally subject to counterparty risk, which is the risk that the counterparty to the agreement could default on the agreement. If a seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller becomes involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if, for example, the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller or its assigns.

Risks Related to Investments in Other Investment Companies: The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and therefore will be subject to leverage risk. If the Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and other investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Shareholders would, therefore, be subject to duplicative fees and expenses to the extent the Fund invests in other investment companies.

Additional information regarding the investment policies and restrictions of the Fund is available in the Fund's SAI, which is available free of charge, upon request, by calling Integrity Mutual Funds at 800-276-1262, or by visiting the Fund's website at www.integrityfunds.com.

Is the Fund Right for You?

You may wish to invest in the Fund if you:

•	have a long-term investment horizon;

•	are looking for a fixed income component for your portfolio;

•	are seeking a more aggressive investment style for the income portion of your portfolio; or

•	are seeking an asset class with low correlation to traditional stock and investment grade bonds.

You may not wish to invest in the Fund if you:

•	have a short-term investment horizon;

•	want to earn income on investments generally considered more stable than stocks;

•	are unwilling to accept fluctuations in the value of your portfolio; or

•	have a restriction against owning non-investment grade securities.

An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund has Performed

The bar chart and table that follow present the performance of the Fund's shares as indicated. The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year and since inception compare with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of its future performance. Effective May 5, 2008, the Fund replaced its sub-adviser. Accordingly, the results prior to May 5, 2008 were achieved while the Fund was managed by SMH Capital Advisors, Inc., and its investment strategies and techniques may have produced different investment results than those that may be achieved by J.P. Morgan Investment Management Inc., which became the Fund's sub-adviser effective May 5, 2008.

The bar chart shows the Fund's annual returns with respect to its Class A shares on a before-tax basis and without sales charges. If taxes or sales charges were included, the annual returns would be lower than those shown. The table shows the Fund's average annual total returns for the Fund on a before and after-tax basis and as compared to the returns of a broad-based securities index. Past performance, before and after taxes, is no guarantee of future results.

Per Share Total Return per Calendar Year
(Class A)
[bar chart]

2005	7.48%
2006	10.66%
2007	(10.07%)
2008	(34.24%)

For the periods shown, the highest and lowest quarterly returns were 3.32% and (21.37%) for the quarters ending December 29, 2006 and December 31, 2008, respectively.

The bar chart and highest/lowest quarterly returns do not reflect the Fund's sales charges, which would reduce returns.

Average Annual Total Returns (for the periods ended December 31, 2008)
	1 Year	Since Inception(1)
Class A

Return Before Taxes	(37.01%)	(6.24%)

Return After Taxes on Distributions	(39.03%)	(9.14%)

Return After Taxes on Distributions and Sale of Fund Shares	(23.71%)	(6.28%)

Class C

Return Before Taxes	(35.36%)	(6.16%)

Barclays Capital U.S. Corporate High-Yield Bond Index(2)	(26.15%)	(1.19%)

(1)The inception date for the High Income Fund is April 30, 2004.

(2)The Barclays Capital U.S. Corporate High-Yield Bond Index (formerly the Lehman Brothers U.S. Corporate High Yield Bond Index) is a diversified, unmanaged index of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. No deduction is reflected for fees, expenses, or taxes. Index return is shown from April 30, 2004.

The average annual total returns table above reflects the maximum sales charge of 4.25% for Class A shares and the maximum contingent deferred sales charge of 1.00% for Class C shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class C shares will vary. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

WHAT ARE THE FUNDS' FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	WB/MNAS Fund	Growth & Income Fund	High Income Fund
	Class A	Class A	Class A	Class C
Shareholder Fees (fees paid directly from your investment)(1)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(2)	5.00%	None(3)	4.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%(4)	None(3)	1.00%(4)	1.00%(4)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(5)	0.50%	1.00%	0.85%(5)	0.85%(5)
Distribution and Service (12b-1) Fees(6)	0.50%	0.25%(6)	0.25%	1.00%
Other Expenses	5.93%	0.78%	0.70%	0.70%
Acquired Fund Fees and Expenses(7)	0.06%	0.04%	0.02%	0.02%
Total Annual Fund Operating Expenses(8)	6.99%	2.07%	1.82%	2.57%
Contractual Fee Waivers and Expense Reimbursements(9)	(5.43%)	(0.43%)	(0.20%)	(0.20%)
Net Annual Fund Operating Expenses (after Contractual Fee Waivers and Expense Reimbursements)(10)	1.56%	1.64%	1.62%	2.37%

(1)Authorized dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

(2)Reduced sales charges apply to Class A purchases of $50,000 or more for the High Income Fund and $100,000 or more for the WB/MNAS Fund. See "The Shares Offered."

(3)At a meeting held on May 19, 2008, the Board of Trustees of the Funds determined, based on a recommendation by the Investment Adviser, that the fee structure of the Growth & Income Fund should be modified to reflect that of a "no-load" fund. Accordingly, effective September 2, 2008, the Growth & Income Fund's up-front sales charge and CDSC for Class A shares were eliminated.

(4)In the case of investments made in Class A shares at or above the $1 million breakpoint (where you do not pay an initial sales charge), you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase for shares purchased on or after September 1, 2007 (excluding shares purchased with reinvested dividends and/or distributions). With respect to the High Income Fund, investments in Class C shares (in any amount) may be subject to a 1% CDSC if redeemed within twelve months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(5)The expense information in the table for the High Income Fund has been restated to reflect the current management fee of 0.85% of the value of the average daily net assets of such Fund.

(6)Because the Fund pays 12b-1 fees, long-term shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the Financial Industry Regulatory Authority ("FINRA"). Effective September 2, 2008, the Growth & Income Fund's 12b-1 fees were reduced from 0.50% to 0.25% and the information in the table has been restated to reflect such reduction.

(7)To the extent that ETFs or other investment companies held in a Fund's portfolio of investments have fees and expenses, shareholders of that Fund will indirectly be paying a portion of these other funds' (referred to as "Acquired Funds") fees and expenses.

(8)The Total Annual Fund Operating Expenses may not correlate with the ratio of expenses to average net assets in the Funds' Financial Highlights, which reflect the operating expenses of the Funds and do not include Acquired Fund Fees and Expenses.

(9)The Investment Adviser has contractually agreed to maintain expense levels of the following Funds at the following annual rates (as a percentage of average daily net assets) through March 31, 2010: Growth & Income Fund: 1.60%; High Income Fund (Class A): 1.60%; and High Income Fund (Class C): 2.35%. Effective May 5, 2008, the Investment Adviser contractually agreed to maintain the expense level of the High Income Fund (the "High Income Fund Contractual Expense Cap") at the same levels as those stated for such Fund in the first sentence of this footnote through March 31, 2009. Earlier in such Fund's last fiscal year, the High Income Fund Contractual Expense Cap had been at the following annual rates (as a percentage of average daily net assets): 1.75% (Class A); 2.50% (Class C). The Investment Adviser has contractually agreed to maintain expense levels of the WB/MNAS Fund at the following annual rate (as a percentage of average daily net assets) through December 31, 2009: 1.50%. The foregoing contractual commitments do not include extraordinary or non-recurring expenses or Acquired Fund Fees and Expenses. In addition to the contractual commitments to maintain Fund expense levels, the Investment Adviser may also voluntarily waive or reimburse additional fees and expenses.

(10)For fiscal year 2008, after contractual and voluntary fee waivers and expense reimbursements, and excluding any Acquired Fund Fees and Expenses, the net annual operating expenses were: WB/MNAS Fund: 1.50%; Growth & Income Fund: 1.60%; High Income Fund (Class A): 1.60%; and High Income Fund (Class C): 2.35%.

COST OF INVESTING EXAMPLES

The following examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

These examples below assume you invest $10,000 in the Funds for the time periods indicated and redeem all of your shares at the end of these periods. The example is based on the assumption that your investment has a 5% return each year and that the Funds' gross operating expenses reflected in the preceding fees and expenses table remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

WB/MNAS Fund*	$1,250	$2,704	$4,306	$9,069

Growth & Income Fund**	$212	$669	$1,172	$2,669

High Income Fund, Class A*	$604	$988	$1,412	$2,672

High Income Fund, Class C*	$363	$830	$1,456	$3,313

*Assumes redemption at end of period.

**With or without redemption at end of period.

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

WB/MNAS Fund	$1,250	$2,704	$4,306	$9,069

High Income Fund, Class A	$604	$988	$1,412	$2,672

High Income Fund, Class C	$263	$830	$1,456	$3,313

FUND MANAGEMENT

Important Information Regarding Anticipated Fund Management and Services

Shareholders should be aware that on March 6, 2009, Integrity Mutual Funds, Inc. (the "Company"), the parent company of Integrity Money Management, and Integrity Money Management entered into an agreement (the "Corridor Agreement") with Corridor Investors, LLC ("Corridor") and Viking Fund Management, LLC ("Viking"), subject to certain terms and conditions, to complete the transactions described below (collectively, the "Transaction"). Corridor is a recently formed North Dakota limited liability company, and it is currently anticipated that interests in Corridor will be owned by, among others, certain officers and employees of the Company and Viking. Viking is located in Minot, North Dakota and currently acts as investment adviser to four mutual funds, each of which is a series of Viking Mutual Funds. Upon the completion of the Transaction, it is expected that, primarily through its subsidiaries, Corridor will provide investment advisory, distribution, and other services to mutual funds currently in the Integrity and Viking fund families.

Pursuant to the Corridor Agreement, the Company has indicated that it intends to sell its investment advisory and other mutual fund services business. Subject to the satisfaction of the terms and conditions of the Corridor Agreement, it is anticipated that on or about June 30, 2009 (or another date that may be agreed to by the parties), Corridor and Viking will acquire certain assets of Integrity Money Management. In light of the foregoing, simultaneous with the closing of the Transaction, it is intended that Viking will become a wholly-owned subsidiary of Corridor. In practical terms, this means that the management of the funds in the Integrity and Viking fund families is expected to be consolidated with Viking. As a result, subject to shareholder approval of a new investment advisory agreement for each Fund with Viking, as well as satisfaction of the other terms and conditions of the Corridor Agreement, it is anticipated that the personnel of Integrity Money Management who currently manage the Funds will continue to do so after the Transaction is completed, but they will be employees of Viking. No changes in investment advisory fees are expected to occur as a result of the Transaction.

In addition, if the Transaction is completed, it is expected that Corridor will acquire Integrity Fund Services, Inc., which is the Funds' transfer agent, administrator and accounting service provider, and Integrity Funds Distributor, Inc., the Funds' distributor. These entities, in their respective capacities, will continue to serve the Funds, but they will be subsidiaries of Corridor rather than subsidiaries of the Company.

Shareholders of the High Income Fund should also be aware that the sub-advisory agreement currently in effect between Integrity Money Management and J.P. Morgan Investment Management Inc. ("JPMIM") with respect to the High Income Fund will terminate in connection with the completion of the Transaction; therefore, for JPMIM to continue to serve as sub-adviser to the High Income Fund, shareholders of that Fund will be required to approve a new sub-advisory agreement between JPMIM and Viking. No changes in investment sub-advisory fees are expected to occur as a result of the Transaction.

The Transaction and related matters will be discussed in greater detail in the proxy materials being sent to shareholders to solicit the shareholder approvals described above. Even if the shareholder approvals described above are obtained, the Corridor Agreement requires that numerous conditions be met or waived for the Transaction to occur. There can be no assurance that the Transaction described above will be completed as currently contemplated (or at all), or that the shareholder approvals described above will be obtained.

Investment Adviser

Integrity Money Management, Inc., 1 Main Street North, Minot, North Dakota 58703, is the investment adviser to the Funds. The Investment Adviser has been advising mutual funds since 1989 and as of March 31, 2009, had assets under management of approximately $237 million. The Investment Adviser is responsible for (among other things) performing certain evaluations of the Funds' portfolio securities, managing the Funds' business affairs, and providing certain administrative services, office space, equipment, and clerical services for managing the Funds' investments and effecting their portfolio transactions. The Investment Adviser also pays the salaries and fees of all Officers and Trustees of the Funds who are Directors, Officers, or employees of the Investment Adviser.

With respect to each Fund's investment advisory agreement with the Investment Adviser, the agreement provides for an annual fund management fee computed daily and paid monthly at the annual rate of 1.00% of the value of the average daily net assets of the Growth & Income Fund, 0.85% of the average daily net assets of the High Income Fund, and 0.50% of the value of the average daily net assets of the WB/MNAS Fund. With respect to the High Income Fund, prior to May 5, 2008, the investment advisory agreement provided for an annual fund management fee computed daily and paid monthly at the annual rate of 1.00% of the average daily net assets of such Fund.

For the most recent fiscal year, the Funds noted below paid, after contractual waivers and expense reimbursements, the following management fees to the Investment Adviser, as a percentage of average daily net assets:

WB/MNAS Fund	0.00%
Growth & Income Fund	0.57%
High Income Fund, Class A	0.72%
High Income Fund, Class C	0.72%

Each Fund pays for its own expenses including, but not limited to the costs associated with: custodian, administrative, transfer agent, accounting, legal, and audit services. These costs are subject to reimbursement at the discretion of the Investment Adviser. Please refer to the SAI for an additional discussion of Fund expenses.

With respect to the High Income Fund, the Investment Adviser pays any sub-advisory fees from its management fee, and not from the assets of such Fund.

Board Approval of Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and with respect to the High Income Fund, such Fund's sub-advisory agreement is available in each Fund's annual report to shareholders for the one-year period ended December 31, 2008. For a free copy, please call 800-276-1262, visit the Funds' website at www.integrityfunds.com, or visit the SEC's website at www.sec.gov.

Portfolio Manager—WB/MNAS Fund and Growth & Income Fund

Robert Loest, Senior Portfolio Manager

Mr. Robert Loest, Ph.D., CFA, is the senior portfolio manager of the Growth & Income Fund and WB/MNAS Fund, and has responsibility for the day-to-day management of those portfolios. Mr. Loest has extensive experience in equities analysis, having managed investment portfolios for individual clients, including corporations and retirement plans, on a full time basis since 1989. Mr. Loest has managed the Growth & Income Fund's portfolio since its inception. From July 1, 1986 until February 1, 2007, he was Chief Executive Officer of IPS Advisory, Inc. ("IPS Advisory") a registered investment adviser. IPS Advisory served as sub-adviser to the Growth & Income Fund from April 2005 until February 1, 2007. Effective February 1, 2007, Mr. Loest became an employee of the Investment Adviser and has remained as portfolio manager of the Growth & Income Fund. He has also been the portfolio manager of the WB/MNAS Fund since May 2007.

Sub-Adviser and Portfolio Managers—High Income Fund

J.P. Morgan Investment Management Inc.

Effective May 5, 2008, JPMIM assumed responsibility for the daily management of the High Income Fund's assets, initially pursuant to an interim sub-advisory agreement with the Investment Adviser (the "Interim Agreement") until shareholder approval for a new sub-advisory agreement between JPMIM and the Investment Adviser (the "Sub-Advisory Agreement") could be obtained. On September 10, 2008, shareholders approved the Sub-Advisory Agreement and JPMIM has served as sub-adviser pursuant to the Sub-Advisory Agreement since such date. JPMIM, located at 245 Park Avenue, New York, New York 10167, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to a substantial number of institutional and other investors. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.

As compensation for sub-advisory services provided to the High Income Fund, under the Sub-Advisory Agreement the Investment Adviser is required (and under the Interim Agreement in effect from May 5, 2008 until September 10, 2008, was required) to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets. From the Fund's inception until May 4, 2008, SMH Capital Advisors, Inc. ("SMH") served as the Fund's sub-adviser. Under the terms of SMH's sub-advisory agreement with the Investment Adviser, the Investment Adviser had been obligated to pay SMH 50% of the net advisory fees earned by the Investment Adviser.

See "Fund Management—Important Information Regarding Anticipated Fund Management and Services" above regarding certain anticipated transactions and how the Sub-Advisory Agreement will be affected if they are completed.

Portfolio Manager Information

The portfolio managers identified below are jointly responsible for the day-to-day management of the Fund's portfolio.

Robert L. Cook is a Managing Director of JPMIM, head of its Fixed Income High Yield Team, and lead portfolio manager for its high yield total return, sub-advised mutual fund assets, and absolute return credit products. In addition, he serves on the Global Macro Team which determines the firm's fixed income views of the global economic landscape and portfolio positioning. Prior to joining JPMIM in 2004, Mr. Cook was co-head of the fixed income investment process at 40|86 Advisors, where he was responsible for managing high yield total return assets and was the director of credit research. Prior to joining 40|86 Advisors in 1994, he worked at PNC Bank's investment banking division in Pittsburgh, Pennsylvania, where he was involved with syndicated loans, mergers and acquisitions, private placements and structured products. Mr. Cook holds a B.S. in finance from Indiana University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Thomas Hauser is a Vice President of JPMIM, and is responsible for co-managing JPMIM's high yield total return, sub-advised mutual fund assets, and absolute return credit products. Prior to joining JPMIM in 2004, Mr. Hauser was a co-portfolio manager on three mutual funds and co-head of the Collateralized Bond Obligation (CBO) Group at 40|86 Advisors. Prior to joining 40|86 Advisors in 2001, he had been with Van Kampen Investments since 1993, where he was a vice president responsible for co-managing several high yield mutual funds and was head of the high yield trading desk. Mr. Hauser holds a B.S. in finance from Miami (Ohio) University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Additional Information about Portfolio Managers

The SAI contains additional information about the compensation of the portfolio managers, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities of the Funds with respect to which such person has or shares management responsibility.

Manager of Managers

The Integrity Funds have received an order from the SEC permitting its Funds to be managed under a "manager of managers" structure (the "SEC Order"). The SEC Order generally permits Integrity Money Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval. A Fund must obtain shareholder approval to rely on the SEC Order. On September 10, 2008, the High Income Fund received shareholder approval to operate under a "manager of managers" structure. Each other Fund would be required to obtain shareholder approval prior to operating in this manner.

Currently, under the "manager of managers" structure of the High Income Fund, Integrity Money Management may hire or change sub-advisers as appropriate, and has the ultimate responsibility (subject to oversight by its Board of Trustees) to oversee such Fund's sub-advisers and recommend their hiring, termination, and replacement. The Fund would be required to provide information to shareholders if a sub-adviser were hired.

Integrity Money Management remains responsible for providing general management services to the High Income Fund, including overall supervisory responsibility for the general management and investment of such Fund's assets, and, subject to review and approval of the Board, among other things, for:

•	setting such Fund's overall investment strategies;

•	evaluating, selecting, and recommending sub-advisers to manage all or a part of such Fund's assets;

•	when appropriate, allocating and reallocating such Fund's assets among multiple sub-advisers;

•	monitoring and evaluating the performance of sub-advisers of such Fund; and

•	implementing procedures reasonably designed to ensure that the sub-advisers comply with such Fund's investment objectives, policies, and restrictions.

Important Information Regarding the "Manager of Managers" Structure

Shareholders should be aware that if the Transaction described above under "Fund Management—Important Information Regarding Anticipated Fund Management and Services" is completed, the Funds (including the High Income Fund), may no longer be able to rely on the SEC Order. Unless the SEC issues an exemptive rule in the future, the Trust may need to apply to the SEC for a new order for the Funds to operate under a "manager of managers" structure once the new advisory agreements with Viking became effective. In conjunction with the other shareholder approvals relating to the Transaction described above under "Fund Management—Important Information Regarding Anticipated Fund Management and Services" and to avoid the need to obtain shareholder approval separately in the future, the Trust anticipates seeking shareholder approval of a "manager of managers" structure for the Funds. If approved by shareholders, the "manager of managers" structure would not be implemented for any Fund until the SEC provided relief permitting the structure.

Exemption from the Provisions of Section 12(d)(1)(F)(ii)

The Integrity Funds may rely on Section 12(d)(1)(F) of the Investment Company Act of 1940 (the "1940 Act") when investing in other investment companies. Section 12(d)(1)(F) excepts funds from certain limitations the 1940 Act otherwise imposes on the acquisition of the securities of investment companies by other investment companies, provided various conditions are met. In this regard, Section 12(d)(1)(F) provides, among other things, that the acquiring fund and its affiliated persons may not, immediately after the purchase, own more than 3% of the outstanding voting securities of the issuer, and may not sell its securities with a sales load of more than 1.50%. The Integrity Funds received an order, however, from the SEC under Section 12(d)(1)(J) of the 1940 Act for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the 1940 Act to the extent necessary to permit the Funds to charge a sales load in excess of 1.50%. After the Integrity Funds received this order, the SEC adopted Rule 12d1-3 permitting funds relying on Section 12(d)(1)(F) of the 1940 Act to assess a sales load of more than 1.50% if the sales load does not exceed FINRA sales load limits applicable to funds of funds. The Integrity Funds may rely on their exemptive order or on Rule 12d1-3 under the 1940 Act to permit them to assess a sales load in excess of 1.50%.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics. Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the Funds. A description of these policies and procedures is provided in the SAI.

THE SHARES OFFERED

Each Fund offers Class A shares. Only the High Income Fund currently offers Class C shares. As described below, Class A shares and Class C shares differ in certain ways, including with respect to sales charges and fees.

Please note that not all of the Funds discussed in this prospectus may be offered for sale in your respective state.

See "Fund Management—Important Information Regarding Anticipated Fund Management and Services" above regarding certain anticipated transactions and how Integrity Funds Distributor, Inc. ("Integrity Funds Distributor" or the "Distributor"), the underwriter for the Funds' shares, will be affected if they are completed.

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value ("NAV") per share plus an up-front sales charge, if any. Each Fund has adopted a plan under Rule 12b-1 under the 1940 Act with respect to its Class A shares that authorizes each Fund to compensate Integrity Funds Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of Class A shares of the Fund and for providing personal services and the maintenance of shareholder accounts. Under each Fund's plan, with respect to its Class A shares, the WB/MNAS Fund may pay an annual Rule 12b-1 fee of up to 0.50% and the High Income Fund and Growth & Income Fund each may pay an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution and shareholder services. The Distributor retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For additional information regarding these plans, please refer to "Distribution and Service Plans (12b-1)".

Effective September 2, 2008, under the Growth & Income Fund's 12b-1 Plan, the Fund reduced its 12b-1 fee and under the revised plan, may pay the Distributor an annual Rule 12b-1 fee of up to 0.25% of its average daily net assets for distribution and/or shareholder services; and the Growth & Income Fund does not impose an up-front sales charge on purchases, or a CDSC on redemptions, of Class A shares.

The up-front sales charge and the commissions paid to dealers for the WB/MNAS Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $750,000	2.50%	2.56%	2.00%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1)In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), for shares purchased on or after September 1, 2007 (whether as a lump sum, pursuant to the letter of intent program, or otherwise), a 1% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

The up-front sales charge and the commissions paid to dealers for the High Income Fund are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	4.25%	4.44%	3.50%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.25%	3.36%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.50%
$750,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1)In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), for shares purchased on or after September 1, 2007 (whether as a lump sum, pursuant to the letter of intent program, or otherwise), a 1% CDSC may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

For each Fund that has a sales load, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. The Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million or more.

Class C Shares

You can buy Class C shares of the High Income Fund at the offering price, which is the NAV per share. Only the High Income Fund currently offers Class C shares. The High Income Fund has adopted a plan under Rule 12b-1 with respect to its Class C shares that authorizes it to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares, for providing personal services, and for the maintenance of shareholder accounts. Under the High Income Fund's plan, with respect to its Class C shares, the High Income Fund may pay an annual Rule 12b-1 fee of up to 1% of its allocable average daily net assets for distribution and shareholder services. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. See "Distribution and Service Plans (12b-1)" for additional information regarding this plan. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, the Fund will sell the shares in the order they were purchased. The same method will be used if you exchange your shares into another Fund.

HOW TO REDUCE YOUR SALES CHARGE

There are a number of ways to reduce or eliminate the up-front sales charge on Class A shares of the Funds that have a sales charge. To receive a reduction in your initial sales charge, you must let your financial adviser know that you are eligible for a reduction, or else you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Funds, such as:

•	information or records regarding shares of the Funds or other Integrity funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

•	information or records regarding shares of the Funds or other Integrity funds held in any account of the shareholder at another financial intermediary; and

•	information or records regarding shares of the Funds or other Integrity funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

Please retain any records necessary to substantiate your historical costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. The Funds may modify or discontinue these programs at any time.

Class A Sales Charge Reductions

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, and children or grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds to reach a breakpoint discount. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

Letter of Intent

An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the Integrity family of funds, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a nonbinding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when the investor sells his or her shares, if earlier), the sales charge will be adjusted upward and shares that were purchased under the reduced sales charge schedule will be liquidated to pay the additional sales charge owed to the extent unpaid by the investor.

Group Purchases

Each Fund has a group investment and reinvestment program (the "Group Program") that allows investors to purchase shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Programs of which he or she is a participant meet certain cost saving criteria set forth in the SAI.

Investments of $1 Million or More

For the WB/MNAS Fund and the High Income Fund, if you invest $1 million or more, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, for shares subject to a sales charge purchased on or after September 1, 2007 (whether as a lump sum, pursuant to the letter of intent program, or otherwise), you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase. For each such Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired in the Growth & Income Fund or by reinvesting dividends and/or distributions in the WB/MNAS Fund and High Income Fund. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Funds will sell the shares in the order in which they were purchased.

Please refer to the SAI for detailed program descriptions and eligibility requirements of the sales charge reduction programs. Additional information is available from your financial adviser or by calling 800-276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The Funds may modify or discontinue these programs at any time.

Class A Sales Charge Waivers

The WB/MNAS Fund and the High Income Fund may sell Class A shares without an up-front sales charge to:

•

Trustees, Directors, Officers, and employees (including retirees) of The Integrity Funds, Integrity Mutual Funds, and its subsidiaries, for themselves or certain members of their family; or trusts, pension, profit-sharing, or other plans for the benefit of such persons;

•	authorized broker-dealers and financial institutions and employees (including their spouses and children) of such broker-dealers and institutions; and

•	any broker-dealer, financial institution, or other qualified firm that does not receive commissions for selling shares to its clients.

Financial institutions that purchase shares of the Funds for accounts of their customers may impose separate charges on these customers for account services.

Additional Information

The Funds make available, free of charge, more information about sales charges and sales charge reductions and waivers through the Funds' website at www.integrityfunds.com (which includes hyperlinks that facilitate access to this information). Additional information is also available from the SAI or from your financial adviser.

HOW TO BUY SHARES

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange ("NYSE") is open for business. Generally, the NYSE is closed on weekends, national holidays, and Good Friday. The close of trading on the NYSE is normally 3:00 p.m., Central Time. Each Fund will process purchase and redemption orders that it receives in proper form prior to the close of regular trading on a day on which the NYSE is open at the NAV determined on that day. It will process purchase and redemption orders that it receives in proper form after the close of regular trading on the next day that the NYSE is open for regular trading. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to close of trading of the NYSE for you to receive that day's NAV.

You may buy shares through investment dealers who have sales agreements with the Distributor or directly from the Distributor. If you do not have a dealer, call 800-276-1262 and the Distributor can refer you to one. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions receive transaction fees that are the same as commissions to dealers, and they may charge you additional service fees.

Purchase requests should be addressed to the authorized dealer or agent from whom you received this prospectus. Such dealers or agents may place a telephone order with the Distributor for the purchase of shares. It is the broker or dealer's responsibility to promptly forward payment and the purchase application to Integrity Fund Services, Inc. ("Integrity Fund Services" or "Transfer Agent") for the investor to receive the next determined NAV. Checks should be made payable to the name of the applicable Fund. The Transfer Agent will charge a $15.00 fee against a shareholder's account for any payment returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Fund as a result.

A Fund may reject any purchase orders, including exchanges, for any reason. A Fund will reject any purchase orders, including exchanges, from investors that, in the Investment Adviser's opinion, may constitute excessive trading. For these purposes, the Investment Adviser may consider an investor's trading history in the Fund or other Integrity funds, and accounts under common ownership or control.

You may be asked to provide additional information in order for the Transfer Agent or a dealer to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Minimum Investments and Share Price

You may open an account with $1,000 ($50 for the Monthomatic Investment Plan (described below) and $250 for an IRA) and make additional investments at any time with as little as $50. The Funds may change these minimum initial investments at any time.

The price you pay for shares will depend on how and when the Fund receives your order. You will receive the share price next determined after the Fund has received your order. If you place your order by contacting the Fund directly, your order must be received by the Fund prior to the close of trading of the NYSE (normally 3:00 p.m., Central Time) for you to receive that day's price. However, if you place your order through a dealer prior to the close of trading of the NYSE and the dealer receives such order prior to the close of trading (normally 3:00 p.m., Central Time), you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

IMPORTANT INFORMATION ABOUT PURCHASES

USA PATRIOT Act

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act") requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

Individual Investors Opening an Account

When you open an account, you will be asked for your name, address, date of birth, and other information that will allow the Fund to identify you. You may also be asked to provide documents that may help the Funds to establish your identity, such as your driver's license.

Investors Other than Individuals

When you open an account, you will be asked for the name of the entity, its principal place of business, and Taxpayer Identification Number and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth, and social security number. You may also be asked to provide documents such as driver's licenses, articles of incorporation, trust instruments or partnership agreements, and other information that will help the Funds identify the entity.

Purchases Made Through a Financial Adviser

Financial advisers or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee are determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

If you purchase your Fund shares through a financial adviser, which includes any broker, dealer, bank, bank trust department, registered investment adviser, financial planner, retirement plan administrator, or any other institutions having a selling, administration, or similar agreement with the Investment Adviser, the Distributor, or one of its affiliates, the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and Rule 12b-1 distribution and service fees, or otherwise from the Investment Adviser or the Distributor. Please refer to the SAI for details.

The financial adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 distribution and service fees described above. In addition, the Investment Adviser, the Distributor, or one or more of their affiliates, out of their own resources, may make additional cash payments to certain financial advisers who support the sale of Fund shares in recognition of their marketing, transaction processing and/or administrative services support. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

The Distributor or one or more of its affiliates may also from time to time make additional payments, out of their own resources, to certain authorized dealers that sell shares of the funds ("Integrity funds") distributed by the Distributor in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by authorized dealer firm and, with respect to a given firm, are typically calculated by reference to the amount of the firm's recent gross sales of Integrity fund shares and/or total assets of Integrity funds held by the firm's customers. The level of payments that the Distributor is willing to provide to a particular authorized dealer firm may be affected by, among other factors:

•	the firm's total assets held in and recent investments in Integrity funds;

•	the firm's level of participation in Integrity fund sales and marketing programs;

•	the firm's compensation program for its registered representatives who sell Integrity fund shares and provide services to Integrity fund shareholders; and

•	the asset class of the Integrity funds for which these payments are provided.

For fiscal year 2008, these payments in the aggregate were approximately 0.015% to 0.025% of the assets in the Integrity funds, although payments to particular authorized dealers can be significantly higher. The SAI contains additional information about these payments, including the names of the dealer firms to which the payments are expected to be made. This compensation is not reflected in the fees and expenses listed in the fee table section of this prospectus.

Systematic Investing—The Monthomatic Investment Plan

Once you have established a Fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (the "Monthomatic Plan"). Simply complete the appropriate section of the account application form or call Integrity Fund Services at 800-601-5593 for the appropriate forms.

With the Monthomatic Plan, you can make regular investments of $50 or more per month by authorizing Integrity Fund Services to take money out of your bank, savings and loan association, or credit union ("financial institution") account. If an investor has expedited wire transfer redemption privileges with his or her fund account, such investor must designate the same financial institution account for both the Monthomatic Plan and the wire redemption programs. If you redeem shares within fifteen days after purchasing them under the Monthomatic Plan and your account does not have sufficient funds, your redemption proceeds may not be sent until your account has sufficient funds, which may take up to fifteen days. You can stop the withdrawals at any time by sending a written notice to Integrity Fund Services, Inc. (the Funds' transfer agent) at P.O. Box 759, Minot, ND 58702. The termination will become effective within seven days after Integrity Fund Services has received the request. The Funds may terminate or modify the Monthomatic Plan at any time and may immediately terminate a shareholder's Monthomatic Plan if any item is unpaid by the shareholder's financial institution. There is no charge for the Monthomatic Plan.

SPECIAL SERVICES

To help make investing with Integrity Funds Distributor easy and efficient, the following services are offered.

Exchanging Shares

You may exchange shares for shares of other funds underwritten by the Distributor. Before requesting an exchange, review the prospectus of the fund you wish to acquire. You will not pay sales charges when exchanging between funds of the same class with identical sales charge schedules. Exchange purchases are subject to the minimum investment requirements of the fund shares purchased. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares. If you exchange into shares that are subject to a CDSC, for purposes of calculating the CDSC, your holding period will begin on the date you purchased the shares being exchanged.

If you were a shareholder of the IPS Millennium Fund or IPS New Frontier Fund on April 22, 2005, you may exchange shares within the same class into other funds underwritten by the Distributor without paying a sales charge, regardless of whether you are exchanging from a fund with a lower initial sales charge than the one into which you are exchanging.

For tax purposes, an exchange is a sale of shares and may result in a taxable gain or loss followed by a purchase of shares of the fund into which you exchange. Special rules may apply to determine the amount of gain or loss on an exchange occurring within 90 days after the purchase of the exchanged shares.

The terms of an employee-sponsored retirement plan may affect a shareholder's right to exchange shares as described above. Contact your plan sponsor or administrator to determine if all of the exchange options discussed above are available under your plan.

Exchanges are made upon receipt of a properly completed exchange request form or letter of instruction, both signed by all registered owners. The exchange privilege may be changed or discontinued at any time upon 60 days' notice to shareholders.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at NAV without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, the Funds will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. An investor exercising this privilege more than a year after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the applicable Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Funds must be notified that an investment is a reinstatement.

HOW TO SELL SHARES

You may sell (redeem) your shares on any day the NYSE is open. Generally, the NYSE is closed on weekends, national holidays, and Good Friday. You will receive the share price next determined after the Funds have received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the Funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. Telephone redemption requests by dealers or agents will not be processed unless authorized in writing by the shareholder of record.

You can sell your shares at any time by sending a written request to the appropriate Fund, c/o Integrity Fund Services, Inc., P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. With signed authorization, such financial adviser may fax, telephone, or mail in an order to Integrity Fund Services for the sale of shares. In addition, such financial adviser may impose a charge for processing your redemption order. It is the financial adviser's responsibility to promptly forward the redemption requests to the Transfer Agent for shares being redeemed to receive the next determined NAV.

To properly complete your redemption request, your request must include the following information:

•	the Fund's name;

•	your name and account number;

•	the dollar or share amount you wish to redeem;

•	the signature of each owner exactly as it appears on the account;

•	the name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	the address where you want your redemption proceeds sent (if other than the address of record);

•	any certificates you have for the shares (signed certificate or a duly endorsed stock power); and

•	any required signature guarantees.

Redemption payments may be made by check or can be sent to your bank account through the Automated Clearing House ("ACH") network. If you choose to receive proceeds via check, the Transfer Agent will usually send the check the next business day, but in no event more than seven days after it receives your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to fifteen days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $100,000, you want the check made payable to someone other than the shareholder of record, or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm; a notary public cannot provide a signature guarantee.

You should note that the Funds reserve the right to liquidate your account (other than an IRA) upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the Fund shares. The Funds also reserve the right to redeem in-kind (that is to pay redemption proceeds in cash and portfolio securities or entirely in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A Fund may suspend the right of redemption under the following unusual circumstances:

•	when the NYSE is closed (other than for weekends and holidays) or trading is restricted, as determined by the SEC;

•	when an emergency exists as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the NAV per share next determined after the termination of the suspension.

Systematic Withdrawal Program

If the value of your Fund account is at least $5,000, you may request to have a specific amount withdrawn automatically from your account, subject to any CDSC with the Systematic Withdrawal Program (the "Program"). You may elect to receive payments monthly, quarterly, semi-annually, or annually. Shares will be redeemed from your account for the specified withdrawal amount plus any CDSC on approximately the first or 25th of the applicable month. If withdrawals exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the Program. A shareholder who participates in the Monthomatic Plan is ineligible to participate in the Program. To participate in the Program, shares may not be in certificated form. You may terminate participation in the Program at any time. The Funds may terminate or modify the Program at any time.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Market Timing

The Funds are designed for long-term investors and are not intended for investors that engage in excessive short-term trading activity (including purchases and sales of Fund shares in response to short-term market fluctuations) that may be harmful to the Funds, including but not limited to market timing. Short-term or excessive trading into and out of a Fund can disrupt portfolio management strategies, harm performance, and increase Fund expenses for all shareholders, including long-term shareholders who do not generate these costs. A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund; the amount of assets the Fund typically maintains in cash or cash equivalents; the dollar amount, number, and frequency of trades in Fund shares; and other factors. Arbitrage market timing may also be attempted in funds that hold significant investments in securities and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices. Each Fund may refuse to sell shares to market timers, and will take such other actions necessary to stop excessive or disruptive trading activities, including closing an account to new purchases believed to be held by or for a market timer, and as further set out below. The Funds' Board of Trustees has adopted and implemented the following policies and procedures to discourage and prevent market timing or excessive short-term trading in the Funds: (i) trade activity monitoring; (ii) restricting certain transactions; and (iii) using fair value pricing in certain instances. Each of these procedures is described in more detail below.

Although these procedures are designed to discourage excessive short-term trading, none of these procedures alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in a Fund may occur. Moreover, each of these procedures involves judgments that are inherently subjective. The Investment Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests. The Funds may modify these procedures in response to changing regulatory requirements imposed by the SEC, or to enhance the effectiveness of these procedures and to further restrict trading activities by market timers. Although the Funds and their service providers seek to use these methods to detect and prevent abusive trading activities, there can be no assurances that such activities can be mitigated or eliminated.

Trade Activity Monitoring

The Funds, the Investment Adviser and their agents monitor selected trades and flows of money into and out of the Funds in an effort to detect excessive short-term trading activities, and for consistent enforcement of the procedures. If, as a result of this monitoring, a Fund, the Investment Adviser or one of their agents believes that a shareholder has engaged in excessive short-term trading, the Transfer Agent will, at its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account. The Fund may reject purchase or exchange orders for any reason, without prior notice, particularly purchase or exchange orders that the Fund believes are made on behalf of market timers.

Restrictions on Certain Transactions

In order to prevent market timing, the Funds will impose the following restrictions:

•	the Funds will restrict or refuse purchase or exchange orders that the Funds or the Distributor believes constitute excessive trading;

•	the Funds will reject transactions that violate the Funds' excessive trading policies;

•	in order to limit excessive exchange activity and otherwise to promote the best interests of the Funds, the Funds will monitor all redemptions that take place within thirty days of purchase; and

•	the Funds will process trades received after 3:00 p.m. (Central Time) at the next business day's NAV.

However, trades transmitted through National Securities Clearing Corporation ("NSCC") that are received by Integrity Fund Services after 3:00 p.m. (Central Time) but received by the broker-dealer, bank, or other financial institution transmitting the trade through NSCC before 3:00 p.m. (Central Time) are processed with the date the trade is received by such financial institution.

Investors are subject to this market timing policy whether a direct shareholder of the Funds or investing indirectly in the Funds through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment adviser, an administrator or trustee of an IRS recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains an omnibus account with the Funds for trading on behalf of its customers.

While the Funds will encourage financial intermediaries to apply the Funds' market timing trading policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds' market timing trading policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or is difficult to identify because of the omnibus accounts used by those intermediaries for aggregated purchases, exchanges, and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds' market timing trading policy to their customers (for example, participants in a 401(k) retirement plan) through such methods as implementing short-term trading limitations or restrictions, and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether or not the trading by customers of financial intermediaries is contrary to the Funds' market timing trading policy. However, under federal securities law, funds are generally required to enter into shareholder information agreements with certain financial intermediaries that hold fund shares in "omnibus accounts" on behalf of others. Pursuant to these arrangements, the financial intermediary agrees to, among other things, provide certain information upon fund request about shareholders and transactions in these accounts to help enable funds to enforce restrictions on market timing and similar abusive transactions. The financial intermediary will also execute any instructions from the fund to restrict or prohibit purchases or exchanges by a shareholder the fund has identified as violating its market timing policies.

Fair Value Pricing

The Funds have fair value pricing procedures in place that are described in further detail in the "Net Asset Value" section of this prospectus. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market or by news after the last market pricing of the security, the Funds attempt to establish a price that they might reasonably expect to receive upon their current sale of that security. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders. Despite best efforts, however, there is an inherent risk that the fair value may be higher or lower than the value the Fund would have received if it had sold the investment.

DISTRIBUTIONS

Dividends and Distributions

The High Income Fund declares net investment income as dividends daily and payable monthly. The WB/MNAS Fund and Growth & Income Fund distribute substantially all of their net investment income annually. Each Fund pays substantially all of its capital gains annually prior to the close of the fiscal year in which the gains are earned. The amount of any distributions will vary and there is no guarantee a Fund will pay either income dividends or a capital gain distribution.

Reinvestment Options

The Funds automatically reinvest your dividends and capital gains distributions in additional Fund shares at NAV unless you request distributions to be received in cash. You may change your selected method of distribution, provided such change will be effective only for distributions paid seven or more days after the Transfer Agent receives the written request, either by phone or in writing. Requests to change dividend options will be accepted when made by the shareholder(s), the shareholder's registered representative, or an assistant to the registered representative.

Dividends that are not reinvested are paid by check or transmitted electronically to your bank account, with the same names as the account registration, using the ACH network. You may have your distribution check paid to a third party or sent to an address other than your address of record, although a signature guarantee will be required. For further information, please contact Integrity Fund Services at 800-601-5593.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.

Fund Status

Each Fund intends to qualify as a regulated investment company ("RIC") under the federal tax laws. If a Fund qualifies as a RIC and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Distributions

Fund distributions are generally taxable. Each Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). After the end of each year, you will receive a tax statement that separates your Fund's distributions into two categories: ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Funds may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Funds may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from a Fund because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by a Fund from certain corporations may be designated by the Fund as being eligible for the dividends received deduction.

Sale or Redemption of Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

Capital Gains and Losses and Certain Ordinary Income Dividends

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years beginning before January 1, 2011. A portion of the capital gains dividends from the Funds may be subject to a 25% tax rate. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from your Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a RIC (such as the Funds) are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2011. Each Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.

In-Kind Distributions

Under certain circumstances, as described in this prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The IRS could, however, assert that a loss could not be currently deducted.

Exchanges

If you exchange shares of your Fund for shares of another fund, the exchange would generally be considered a sale for federal income tax purposes, and any gain on the transaction may be subject to federal income tax.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

Buying Shares Close to a Record Date

Buying Fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Foreign Tax Credit

If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Investments in Certain Foreign Corporations

If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax. Dividends paid by PFICs will not be treated as qualified dividend income.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident, or a U.S. corporation, partnership, estate, or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax purposes (other than dividends which the Funds designate as capital gain dividends) and will be subject to U.S. income taxes (including withholding taxes) subject to certain exceptions described below. However, distributions received by a foreign investor from the Funds that are properly designated by the Funds as capital gain dividends may not be subject to U.S. federal income taxes (including withholding taxes) provided that the Funds make certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Funds beginning prior to 2010, distributions from a Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

DISTRIBUTION AND SERVICE PLANS (12b-1)

Each Fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act that authorizes each Fund to compensate the Distributor for services performed and expenses incurred in connection with the distribution of Class A and (as applicable) Class C shares of the Funds and for providing personal services and the maintenance of shareholder accounts. Under each Fund's plan related to the Class A shares, the WB/MNAS Fund is authorized to pay the Distributor an aggregate annual fee up to 0.50% (up to 0.25% for distribution and up to 0.25% for shareholder services); the High Income Fund and Growth & Income Fund are each authorized to pay the Distributor an annual fee of up to 0.25%, of the average daily net assets of the respective Fund's Class A shares (the "Class A 12b-1 Fee") for distribution and shareholder services. Under the High Income Fund's plan related to the Class C shares, the High Income Fund is authorized to pay the Distributor an aggregate annual fee of up to 1.00% of the average daily net assets of the Fund's Class C shares for distribution (up to 0.75% of average daily net assets) and shareholder services (up to 0.25% of average daily net assets). The Distributor may pay a portion of the distribution and services fees to your financial adviser for providing ongoing services to you. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NET ASSET VALUE

Each Fund calculates its NAV as of the close of regular trading of the NYSE (normally 3:00 p.m., Central Time) on each day the NYSE is open for trading. If portfolio investments of a Fund are traded in markets on days when the NYSE is not open, a Fund's NAV may fluctuate on days when investors cannot purchase or redeem shares.

Each Fund's NAV is generally based upon the market value of securities held in the Fund's portfolio by adding the value of that Fund's investments plus cash and other assets, deducting liabilities, and then dividing the results by the number of its shares outstanding. The Funds' investments are primarily valued using market quotations. Corporate debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short-term securities are valued at either original cost or amortized cost, both of which approximate current market value. To the extent a Fund invests in open-end management investment companies, such Fund's NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

If market prices are not readily available, invalid or unreliable, or when a significant event occurs, the fair value of securities is determined using procedures approved by the Board of Trustees. In addition, if between the time trading ends on a particular security and the close of trading on the NYSE, events occur that materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by the Investment Adviser under procedures approved by the Board of Trustees. In such a case, the Fund's NAV will be subject to the judgment of the Investment Adviser rather than being determined by the market.

To the extent that a Fund's assets are traded in other markets on days when the Fund is not open for business and does not price its shares, the value of the Fund's shares may be affected on those days when shareholders may not be able to purchase or sell the Fund's shares. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

FUND SERVICE PROVIDERS

The custodian of the assets of the Funds is Wells Fargo Bank, N.A., Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479.

Integrity Fund Services, a wholly owned subsidiary of Integrity Mutual Funds, is the Funds' transfer agent and accounting and administrative services provider. As such, Integrity Fund Services performs pricing, data processing, accounting, and other administrative services for the operation of the Funds and the maintenance of shareholder accounts. See "Fund Management—Important Information Regarding Anticipated Fund Management and Services" above regarding certain anticipated transactions and how Integrity Fund Services will be affected if they are completed.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Funds should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Funds may mail only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call Integrity Funds Distributor at 800-276-1262 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period of each such Fund's investment operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each such Fund (assuming reinvestment of all dividends and distributions).

The Growth & Income Fund acquired the assets of the IPS Millennium Fund and the IPS New Frontier Fund. This transaction was effective as of the close of business on April 22, 2005. Consequently, the information for the Growth & Income Fund prior to the acquisition date represents the financial history of the IPS Millennium Fund. The information in these tables with respect to the IPS Millennium Fund for the fiscal year ended November 30, 2004, has been audited by Cohen McCurdy, Ltd. The information for the Growth & Income Fund for its fiscal years after November 30, 2004 has been audited by Brady Martz & Associates, P.C., whose report for the most recent fiscal year, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

The information for the WB/MNAS Fund and the High Income Fund for each of their respective fiscal years shown in these tables has been audited by Brady Martz & Associates, P.C., whose reports for the most recent fiscal year, along with the respective Fund's financial statements, are included in the respective Fund's annual report, which is available upon request.

Further information about a Fund's performance is contained in such Fund's latest annual or semi-annual shareholder report. You may obtain a free copy of the respective Fund's latest annual or semi-annual shareholder report upon request from the Fund.

Williston Basin/Mid-North America Stock Fund

Effective November 10, 2008, the Integrity Small Cap Growth Fund changed its name to the Williston Basin/Mid-North America Stock Fund and changed its principal investment strategies. The performance figures provided for periods prior to such date reflect the Fund's performance prior to the name change and change in principal investment strategies.

Selected per share data and ratios for the periods indicated

	For The Year Ended 12/31/08	For The Year Ended 12/31/07	For The Year Ended 12/29/06	For The Year Ended 12/30/05	For The Year Ended 12/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$3.66	$8.88	$12.19	$13.67	$12.20

Income from investment operations:
Net investment income (loss)	$.01	$(.06)	$(.24)	$(.24)	$(.31)
Net realized and unrealized gain (loss) on investment transactions	(.72)	(.01)	1.22	1.86	1.78
Total income (loss) from investment operations	$(.71)	$(.07)	$.98	$1.62	$1.47

Less Distributions:
Dividends from net investment income	$(.01)	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	(5.15)	(4.29)	(3.10)	.00
Distributions from return of capital	.00	.00	.00	.00	.00
Total distributions	$(.01)	$(5.15)	$(4.29)	$(3.10)	$.00

NET ASSET VALUE, END OF PERIOD	$2.94	$3.66	$8.88	$12.19	$13.67

Total Return	(19.36%)(1)(4)	(0.92%)(2)(4)	7.73%(2)(4)	11.65%(2)(4)	12.05%(2)(4)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,069	$2,716	$7,308	$15,034	$21,543
Ratio of net expenses (after expense assumption) to average net assets	1.50%(3)	2.56%(3)	2.65%(3)	2.65%(3)	2.65%(3)
Ratio of net investment income to average net assets	0.13%	(0.97%)	(1.78%)	(1.76%)	(2.19%)
Portfolio turnover rate	151.02%	137.86%	25.71%	28.64%	58.45%

(1)This figure excludes the maximum sales charge of 5.00%.

(2)This figure excludes the maximum sales charge of 5.75%.

(3)During the periods shown above, Integrity Mutual Funds assumed and/or waived expenses of $83,985, $53,739, $15,566, $15,012, and $53,156, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 6.93%, 3.71%, 2.79%, 2.74%, and 2.89%, respectively.

(4)The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity Growth & Income Fund

Selected per share data and ratios for the periods indicated

	For The Year Ended 12/31/08	For The Year Ended 12/31/07	For The Year Ended 12/29/06	For The Period 12/1/05 Through 12/30/05	For The Year Ended 11/30/05	For The Year Ended 11/30/04(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$39.19	$36.49	$31.98	$31.74	$29.11	$26.03

Income from Investment Operations:
Net investment income (loss)	$.14	$.19	$.32	$.01	$.23	$.41
Net realized and unrealized gain (loss) on investment transactions	(10.75)	2.72	4.49	.24	3.11	2.78
Total income (loss) from investment transactions	$(10.61)	$2.91	$4.81	$.25	$3.34	$3.19

Less Distributions:
Dividends from net investment income	$(.15)	$(.20)	$(.29)	$(.01)	$(.71)	$(.11)
Distributions from net realized gains	.00	(.01)	(.01)	.00	.00	.00
Distributions from return of capital	(.03)	.00	.00	.00	.00	.00
Total distributions	$(.18)	$(.21)	$(.30)	$(.01)	$(.71)	$(.11)

NET ASSET VALUE, END OF PERIOD	$28.40	$39.19	$36.49	$31.98	$31.74	$29.11

Total Return	(27.06%)(1)(2)	7.97%(2)	15.04%(2)	9.58%(2)(5)	11.60%(2)	12.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$27,472	$40,903	$46,334	$52,148	$52,804	$67,259
Ratio of net expenses (after expense assumption) to average net assets	1.60%(3)	1.60%(3)	1.56%(3)	1.50%(3)(5)	1.46%(3)	1.40%
Ratio of net investment income to average net assets	0.40%	0.46%	0.84%	0.41%(5)	0.66%	1.48%
Portfolio turnover rate	158.65%	99.47%	94.23%	9.66%	107.61%(4)	77.87%

(1)The financial highlights as set forth herein reflect the historical financial highlights of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Growth & Income Fund as of the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Growth & Income Fund.

(2)This figure excludes the maximum sales charge of 5.75%.

(3)During the periods since April 22, 2005, Integrity Mutual Funds assumed and/or waived expenses of $211,238, $303,218, $400,347, $40,314, and $259,259, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.22%, 2.30%, 2.39%, 2.41%, and 1.91%, respectively. During the periods prior to April 22, 2005, IPS Advisory did not assume/waive any expenses.

(4)This calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,238 in purchases and $2,123,907 in sales for the period.

(5)Ratio is annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund (Class A)

Selected per share data and ratios for the periods indicated

	For The Year Ended 12/31/08	For The Year Ended 12/31/07	For The Year Ended 12/29/06	For The Year Ended 12/30/05	For The Period Since Inception (4/30/04) Through 12/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$8.43	$10.20	$10.07	$10.33	$10.00

Income from Investment Operations:
Net investment income (loss)	$.56	$.79	$.76	$.79	$.57
Net realized and unrealized gain (loss) on investment transactions	(3.31)	(1.75)	.27	(.05)	.38
Total income (loss) from investment transactions	$(2.75)	$(.96)	$1.03	$.74	$.95

Less Distributions:
Dividends from net investment income	$(.56)	$(.80)	$(.76)	$(.79)	$(.57)
Distributions from net realized gains	.00	(.01)	(.14)	(.21)	(.05)
Distributions from return of capital	(.07)	.00	.00	.00	.00
Total distributions	$(.63)	$(.81)	$(.90)	$(1.00)	$(.62)

NET ASSET VALUE, END OF PERIOD	$5.05	$8.43	$10.20	$10.07	$10.33

Total Return	(34.24%)(1)	(10.07%)(1)	10.66%(1)	7.48%(1)	9.81%(1)(4)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$24,101	$88,629	$101,545	$37,764	$11,112
Ratio of net expenses (after expense assumption) to average net assets	1.67%(2)	1.75%(2)	1.75%(2)	1.75%(2)	1.69%(2)(3)
Ratio of net investment income to average net assets	7.74%	8.09%	7.49%	7.71%	7.20%(3)
Portfolio turnover rate	85.86%	27.28%	38.76%	31.69%	29.81%

(1)This figure excludes the maximum sales charge of 4.25%

(2)During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $107,670, $113,747, $130,316, $71,122, and $32,195, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 1.88%, 1.85%, 1.95%, 2.05%, and 3.00%, respectively.

(3)Ratio is annualized.

(4)Ratio is not annualized.

The Fund's performance prior to May 5, 2008 was achieved while the Fund was managed by another sub-adviser, who used different investment strategies and techniques, which may have produced different results than those achieved by the current sub-adviser. SMH Capital Advisors, Inc. served as sub-adviser to the Fund from April 30, 2004 through May 4, 2008. Effective May 5, 2008, J.P. Morgan Investment Management Inc. is the sub-adviser to the Fund.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Integrity High Income Fund (Class C)

Selected per share data and ratios for the periods indicated

	For The Year Ended 12/31/08	For The Year Ended 12/31/07	For The Year Ended 12/29/06	For The Year Ended 12/30/05	For The Period Since Inception (4/30/04) Through 12/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$8.45	$10.22	$10.09	$10.36	$10.00

Income from Investment Operations:
Net investment income (loss)	$.51	$.72	$.69	$.71	$.46
Net realized and unrealized gain (loss) on investment transactions	(3.33)	(1.76)	.27	(.06)	.41
Total income (loss) from investment transactions	$(2.82)	$(1.04)	$.96	$.65	$.87

Less Distributions:
Dividends from net investment income	$(.51)	$(.72)	$(.69)	$(.71)	$(.46)
Distributions from net realized gains	.00	(.01)	(.14)	(.21)	(.05)
Distributions from return of capital	(.06)	.00	.00	.00	.00
Total distributions	$(.57)	$(.73)	$(.83)	$(.92)	$(.51)

NET ASSET VALUE, END OF PERIOD	$5.06	$8.45	$10.22	$10.09	$10.36

Total Return	(34.77%)(1)	(10.71%)(1)	9.84%(1)	6.59%(1)	8.93%(1)(4)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$12,563	$44,023	$41,840	$24,357	$8,988
Ratio of net expenses (after expense assumption) to average net assets	2.42%(2)	2.50%(2)	2.50%(2)	2.50%(2)	2.48%(2)(3)
Ratio of net investment income to average net assets	7.03%	7.40%	6.75%	6.96%	6.83%(3)
Portfolio turnover rate	85.86%	27.28%	38.76%	31.69%	29.81%

(1)This figure excludes the CDSC of 1.00%.

(2)During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $59,054, $47,667, $64,030, $51,581, and $62,188, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.63%, 2.60%, 2.70%, 2.81%, and 4.26%, respectively.

(3)Ratio is annualized.

(4)Ratio is not annualized.

The Fund's performance prior to May 5, 2008 was achieved while the Fund was managed by another sub-adviser, who used different investment strategies and techniques, which may have produced different results than those achieved by the current sub-adviser. SMH Capital Advisors, Inc. served as sub-adviser to the Fund from April 30, 2004 through May 4, 2008. Effective May 5, 2008, J.P. Morgan Investment Management Inc. is the sub-adviser to the Fund.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Growth & Income Fund
Integrity High Income Fund

1 Main Street North • Minot, ND 58703 • 701-852-5292
P.O. Box 759 • Minot, ND 58702
800-276-1262 • Marketing • Fax 701-838-4902
800-601-5593 • Transfer Agent • Fax 701-852-2548

Investment Adviser
Integrity Money Management, Inc.
1 Main Street North
Minot, ND 58703

Principal Underwriter
Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703

Custodian
Wells Fargo Bank, NA
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent
Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

Independent Accountant
Brady, Martz & Associates, P.C.
24 West Central Avenue
Minot, ND 58701

Legal Counsel
Chapman and Cutler LLP
111 West Monroe Street
Chicago, IL 60603

To learn more about the Funds, you may want to read the Funds' SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into the prospectus, which means that you should consider the contents of the SAI to be part of this prospectus. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Call Integrity Funds Distributor at 800-276-1262 to request a free copy of the Funds' SAI, annual reports, semi-annual reports, or other Fund information or to make inquiries, or visit the Funds' website at www.integrityfunds.com.

Prospective investors and shareholders who have questions about the Funds may write to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
or call 800-276-1262

The general public can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. (please call 202-942-8090 for information on the operations of the Public Reference Room). Reports and other information about the Funds are also available for free on the EDGAR Database on the SEC's website at http://www.sec.gov. Copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to the Funds' Investment Company Act File No. 811-07322 when seeking information about the Funds from the SEC.

Privacy Policy

Integrity Mutual Funds, Inc., its wholly-owned subsidiaries, and its affiliates understand your concerns about safeguarding information about you and your account(s) and consider the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.

1.	Collection of Information
While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:
• information from applications or other forms, such as you and your spouse's names, occupations, street address and social security numbers;
• information regarding your financial position, investment experience and objectives; and
• information about your transactions with us, our affiliates, or others, such as your account balance and transaction detail.

2.	Disclosure of Information

Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to non-affiliates include:

• disclosing information necessary to process and service account transactions that you authorize;
• disclosing your name and address to third parties who assist with mailing fund-related materials such as shareholder reports; and
• disclosing information as required by regulatory or law enforcement agencies or with others as permitted by law.

3.	Confidentiality and Security
We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

4.	Limited Access to Information

Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as otherwise permitted by law.

5.	Further Information
If you have any questions about our privacy policy, please call us at 800-276-1262.

This is not part of the Prospectus.

[Logo]

Statement of Additional Information
May 1, 2009

THE INTEGRITY FUNDS
Class A and Class C Shares

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND
(formerly named the Integrity Small Cap Growth Fund)

INTEGRITY GROWTH & INCOME FUND

INTEGRITY HIGH INCOME FUND

Only the Integrity High Income Fund currently offers Class C Shares.

1 Main Street North
Minot, North Dakota 58703
701-852-5292
800-601-5593 • Transfer Agent
800-276-1262 • Marketing

This Statement of Additional Information ("SAI") is not a prospectus, but it should be read in conjunction with the prospectus of the Williston Basin/Mid-North America Stock Fund, Integrity Growth & Income Fund, and Integrity High Income Fund (the "Funds"), dated May 1, 2009 ("Prospectus"). Each Fund is a separate investment portfolio of The Integrity Funds (the "Trust" or the "Integrity Funds"), an open-end management company organized as a Delaware statutory trust. Copies of the Prospectus may be obtained at no charge from the Funds by writing to the above address or calling 800-276-1262.

The audited financial statements for the Williston Basin/Mid-North America Stock Fund, Integrity Growth & Income Fund, and Integrity High Income Fund appear in such Funds' annual reports for their most recent fiscal year. The financial statements from the foregoing annual reports and semi-annual reports are incorporated herein by reference. A copy of the annual reports and semi-annual reports may be obtained without charge by writing to the above address or calling 800-276-1262.

TABLE OF CONTENTS

THE INTEGRITY FUNDS	B-1
Important Information Regarding Anticipated Fund Management and Services	B-1
INVESTMENT RESTRICTIONS	B-2
INVESTMENT POLICIES	B-2
INVESTMENTS AND RISKS	B-4
ADDITIONAL INFORMATION	B-23
Growth & Income Fund	B-23
Portfolio Turnover	B-23
Temporary Defensive Positions and Cash Management Investments	B-24
DISCLOSURE OF PORTFOLIO HOLDINGS	B-24
Internet Site and Quarterly Advertisements	B-24
SEC Filings	B-25
Other Disclosure	B-25
TRUSTEES AND OFFICERS	B-25
Independent Trustees	B-27
Interested Trustee and Officers	B-27
Share Ownership in the Funds	B-28
ORGANIZATION AND CAPITALIZATION	B-29
SHAREHOLDER AND TRUSTEE LIABILITY	B-30
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	B-30
INVESTMENT ADVISER	B-30
Portfolio Manager—Growth & Income Fund and WB/MNAS Fund	B-32
Investment Sub-Adviser and Portfolio Managers—High Income Fund	B-33
Sub-Advisory Fees Paid by the Investment Adviser for the Last Three Fiscal Years	B-36
Manager of Managers	B-36
Code of Ethics	B-37
TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR	B-37
Transfer Agent	B-37
Accounting Service Provider	B-37
Administrator	B-37
CUSTODIAN	B-38
INDEPENDENT ACCOUNTANTS	B-38
COUNSEL	B-38
DISTRIBUTOR	B-38
Compensation	B-39
12b-1 Plans	B-39
PROXY VOTING POLICY	B-41
PORTFOLIO TRANSACTIONS	B-42
PURCHASE AND REDEMPTION OF SHARES	B-43
Class A Shares	B-43
Class C Shares	B-46
Monthomatic Investment Plan	B-46
Exchange Privilege	B-47
Reinstatement Privilege	B-47
Minimum Investment	B-47
Redemptions	B-47
Additional Information on Purchases and Redemptions	B-48
Systematic Withdrawal Program	B-49
NET ASSET VALUE	B-49
EXPENSES OF THE FUNDS	B-50
FEDERAL TAX MATTERS	B-50
Distributions	B-51
Sale or Exchange of Fund Shares	B-52
Deferral of Basis	B-52
Nature of Fund's Investments	B-52
Futures Contracts and Options	B-52
Buying Shares Close to a Record Date	B-52
Investments in Certain Foreign Corporations
Backup Withholding	B-52
Foreign Tax Credit	B-52
Non-U.S. Shareholders	B-52
Other Taxation	B-54
FINANCIAL STATEMENTS	B-54
APPENDIX A—DESCRIPTION OF SHORT-TERM AND LONG-TERM DEBT RATINGS	B-55

THE INTEGRITY FUNDS

The Integrity Funds, a Delaware statutory trust, is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company ("mutual fund"). Three separate series of the Trust are included in this SAI: Williston Basin/Mid-North America Stock Fund (the "WB/MNAS Fund") and Integrity Growth & Income Fund (the "Growth & Income Fund"), both of which are diversified funds; and Integrity High Income Fund (the "High Income Fund"), which is a non-diversified fund. The name of the WB/MNAS Fund was changed from the Integrity Small Cap Growth Fund on November 10, 2008. The Board of Trustees of the Trust (the "Board of Trustees") may create additional funds as it deems appropriate.

Integrity Money Management, Inc. ("Integrity Money Management" or the "Investment Adviser"), acts as investment adviser to all of the Funds. J.P. Morgan Investment Management Inc. ("JPMIM" or the "Sub-Adviser") serves as sub-adviser to the High Income Fund.

Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus.

The investment objectives of each Fund are as follows:

•	The WB/MNAS Fund seeks to provide long-term capital appreciation.
•	The Growth & Income Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.
•	The High Income Fund seeks a high level of current income with capital appreciation as a secondary objective.

Important Information Regarding Anticipated Fund Management and Services

Shareholders should be aware that on March 6, 2009, Integrity Mutual Funds, Inc. (the "Company"), the parent company of Integrity Money Management, and Integrity Money Management entered into an agreement (the "Corridor Agreement") with Corridor Investors, LLC ("Corridor") and Viking Fund Management, LLC ("Viking"), subject to certain terms and conditions, to complete the transactions described below (collectively, the "Transaction"). Corridor is a recently formed North Dakota limited liability company, and it is currently anticipated that interests in Corridor will be owned by, among others, certain officers and employees of the Company and Viking. Viking is located in Minot, North Dakota and currently acts as investment adviser to four mutual funds, each of which is a series of Viking Mutual Funds. Upon the completion of the Transaction, it is expected that, primarily through its subsidiaries, Corridor will provide investment advisory, distribution, and other services to mutual funds currently in the Integrity and Viking fund families.

Pursuant to the Corridor Agreement, the Company has indicated that it intends to sell its investment advisory and other mutual fund services business. Subject to the satisfaction of the terms and conditions of the Corridor Agreement, it is anticipated that on or about June 30, 2009 (or another date that may be agreed to by the parties), Corridor and Viking will acquire certain assets of Integrity Money Management. In light of the foregoing, simultaneous with the closing of the Transaction, it is intended that Viking will become a wholly-owned subsidiary of Corridor. In practical terms, this means that the management of the funds in the Integrity and Viking fund families is expected to be consolidated with Viking. As a result, subject to shareholder approval of a new investment advisory agreement for each Fund with Viking, as well as satisfaction of the other terms and conditions of the Corridor Agreement, it is anticipated that the personnel of Integrity Money Management who currently manage the Funds will continue to do so after the Transaction is completed, but they will be employees of Viking. No changes in investment advisory fees are expected to occur as a result of the Transaction.

In addition, if the Transaction is completed, it is expected that Corridor will acquire Integrity Fund Services, Inc., which is the Funds' transfer agent, administrator and accounting service provider, and Integrity Funds Distributor, Inc., the Funds' distributor. These entities, in their respective capacities, will continue to serve the Funds, but they will be subsidiaries of Corridor rather than subsidiaries of the Company.

Shareholders of the High Income Fund should also be aware that the sub-advisory agreement currently in effect between Integrity Money Management and JPMIM with respect to the High Income Fund will terminate in connection with the completion of the Transaction; therefore, for JPMIM to continue to serve as sub-adviser to the High Income Fund, shareholders of that Fund will be required to approve a new sub-advisory agreement between JPMIM and Viking. No changes in investment sub-advisory fees are expected to occur as a result of the Transaction.

The Transaction and related matters will be discussed in greater detail in the proxy materials being sent to shareholders to solicit the shareholder approvals described above. Even if the shareholder approvals described above are obtained, the Corridor Agreement requires that numerous conditions be met or waived for the Transaction to occur. There can be no assurance that the Transaction described above will be completed as currently contemplated (or at all), or that the shareholder approvals described above will be obtained.

INVESTMENT RESTRICTIONS

For purposes of all investment policies of a Fund: (i) the references to the Investment Company Act of 1940 ("the 1940 Act") include the rules thereunder, interpretations of the SEC, and any exemptive order upon which a Fund may rely; and (ii) the references to the Internal Revenue Code of 1986, as amended (the "Code") include the rules thereunder, Internal Revenue Service ("IRS") interpretations, and any private letter ruling or similar authority upon which a Fund may rely. Except as required by the 1940 Act, the Code or as otherwise noted below, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from change in the market values of a Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

The fundamental policies of a Fund cannot be changed without the affirmative vote of the lesser of: (i) 50% of the outstanding shares of the Fund; or (ii) 67% of the shares of the Fund present or represented at a shareholders' meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. The Board of Trustees may change a non-fundamental policy of a Fund without shareholder approval.

The Funds, as a matter of fundamental policy, may not without the approval of a majority of the shares of that Fund:

1.	borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
2.	issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
3.	concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
4.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
5.

purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

6.	purchase physical commodities or contracts relating to physical commodities; or
7.

make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the WB/MNAS Fund and High Income Fund. As non-fundamental policies, the WB/MNAS Fund and High Income Fund:

1.

will not invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or which are not readily marketable, except for master demand notes, other securities payable upon demand, repurchase agreements, and instruments evidencing loans of securities. Such securities may, however, become a part of a Fund's assets through a merger, exchange, or recapitalization involving securities already held in a Fund, and the High Income Fund may invest in Rule 144A restricted securities with or without registration rights;

2.

will not purchase securities on margin or sell securities short except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund's registration statement;

3.	may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Funds by the SEC; and
4.

may not invest in or sell puts or calls except in accordance with the requirements of federal law, including the 1940 Act and any rules promulgated thereunder and as permitted by the Fund's registration statement.

The following investment policies are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders of the Growth & Income Fund. As non-fundamental policies, the Growth & Income Fund will not:

1.

mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) in the fundamental policies above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales, and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation;

2.

enter into reverse repurchase agreements. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding;

3.

purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving permitted investments and techniques;

4.	effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short;
5.	purchase or sell put or call options; and
6.	invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

Further, as a non-fundamental policy, the Growth & Income Fund may invest in other investment companies to the extent permitted by federal law including the 1940 Act and any rules promulgated thereunder and any such exemptions granted to the Growth & Income Fund by the SEC.

The Funds listed below have non-fundamental investment policies obligating such a Fund to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Fund's name. For purposes of such an investment policy, "assets" includes the Fund's assets, as well as any amounts borrowed for investment purposes. The Board of Trustees has adopted a policy to provide investors with at least sixty days' notice prior to any change in such an investment policy. Any notice required to be delivered to shareholders of such Funds for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided in a separate written document. Each such notice will contain, in boldface type and placed prominently in the document, the following statement: "Important Notice Regarding Change in Investment Policy." This statement will also appear on the envelope in which such notice is delivered.

•

Under normal market conditions, the WB/MNAS Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Williston Basin area (as described below) and/or Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan (herein referred to as the "Region"); the "Williston Basin area" specifically encompasses western North Dakota, northwestern South Dakota, eastern Montana, the southern portion of the Canadian province of Saskatchewan, and the southwestern portion of the Canadian province of Manitoba. To pursue this strategy, the WB/MNAS Fund invests primarily in companies that are (i) headquartered or maintain their principal place of business in the Region, or (ii) during the issuer's most recent fiscal year, derived at least 50% of their revenues from goods produced or sold, investments made, or services performed in the Region, or (iii) during the issuer's most recent fiscal year, have at least 50% of their assets in the Region, each as determined at the time of purchase.

•

Under normal market conditions, the High Income Fund will invest at least 80% of its assets plus the amount of any borrowings for investment purposes in corporate bonds rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P") or lower.

INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objectives and policies of the Funds as set forth in the Prospectus.

Equity Securities

The Funds may invest in equity securities. Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect a Fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Equity securities in which the Funds may invest include common and preferred stocks. Common stocks include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. The Funds may also invest in warrants and rights related to common stocks.

Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Debt Securities

The Funds may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities (generally known as "junk bonds"), rated Ba or below by Moody's and/or BB or below by S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. See "Lower Rated or Unrated Securities" below.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to Interest Rate and Economic Changes: Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing, and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

Payment Expectations: Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and Valuation: There may be little trading in the secondary market for particular debt securities, which may affect adversely a Fund's ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Securities with Equity and Debt Characteristics

The Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible, preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for Fund investment limit purposes.

Convertible bonds, convertible preferred stocks, and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

Warrants

The Funds may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, may be considered a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security may be magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

U.S. Government Obligations

The Funds may invest in obligations issued or guaranteed by the U.S. Government, or by its agencies or instrumentalities. U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

U.S. Treasury Securities: U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

Federal Agency Securities Backed by "Full Faith and Credit": The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association ("Ginnie Mae"), the Veterans Administration ("VA"), the Federal Housing Administration ("FHA"), the Export-Import Bank ("Exim Bank"), the Overseas Private Investment Corporation ("OPIC"), the Commodity Credit Corporation ("CCC"), and the Small Business Administration ("SBA").

Other Federal Agency and Entity Obligations

The Funds may invest in other federal agency and entity obligations. Additional federal agency and entity securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government. These agencies and entities include, but are not limited to: Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Tennessee Valley Authority, and Federal Farm Credit Bank System.

Foreign Government Obligations

The Funds may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities, or political subdivisions. These securities may be denominated in United States dollars or in another currency. See "Foreign Investments."

Bank Obligations

Each Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers' acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper

The Funds may invest in commercial paper. Commercial paper consists of unsecured promissory notes (including Master Notes) issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and an investment adviser or sub-adviser acting as agent, for no additional fee, in its capacity as investment adviser or a sub-adviser to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Investment Adviser or Sub-Adviser, or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Investment Adviser or the Sub-Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by the Investment Adviser or the Sub-Adviser. Master Notes typically are not rated by credit rating agencies.

The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). The Funds may also invest in commercial paper that is not rated but is determined by the Investment Adviser, under guidelines established by the Board of Trustees, to be of comparable quality.

Other Fixed-Income Securities

Other fixed-income securities in which the Funds may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Funds may invest in short-term investments, including repurchase agreements "collateralized fully," as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act.

Variable Amount Master Demand Notes

The Funds may invest in variable amount master demand notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Investment Adviser or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes

The Funds may invest in variable and floating rate notes. A variable rate note is one whose terms provide for the value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. The WB/MNAS Fund has no minimum rating requirements. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments

The Funds may invest in certain obligations or securities of foreign issuers. Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting, and legal standards and practices in some countries; changing local, regional, and global economic, political, and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country may be viewed as a country that is in the earlier stages of its industrialization cycle with a lower per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The Funds anticipate that investments in securities of issuers in developing countries will be limited.

Additional costs could be incurred in connection with a Fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Funds will bear certain expenses in connection with their currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Depositary Receipts

The Funds' investments may include securities of foreign issuers in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), and European Depositary Receipts ("EDRs"). ADRs are depositary receipts normally issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market. Depositary receipts in bearer form are designed for use in securities markets outside the United States. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle a Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Investments in Small and Unseasoned Companies

The Funds may invest in small and unseasoned companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, limited product lines, limited markets, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources and can be more susceptible to losses. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. They may be followed by fewer investment research analysts and may be subject to wider price swings than stocks of other companies. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

When Issued, Delayed Delivery, and Forward Commitment Transactions

The Funds may enter into commitments to purchase or sell securities at a future date. When a Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When a Fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments in connection with these transactions exceed its segregated assets, the Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, a Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, a Fund may sell such securities.

The Funds may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The Funds assume the risk of price and yield fluctuations during the time of the commitment. The Funds will segregate liquid assets which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions.

Lower-Rated or Unrated Securities

Securities rated Baa by Moody's or BBB by S&P or lower, or deemed of comparable quality by the Investment Adviser or the Sub-Adviser (i.e., "junk bonds"), may have speculative characteristics. Securities rated below investment grade (i.e., below Baa or BBB), or deemed of comparable quality by the Investment Adviser or the Sub-Adviser, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, generally have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing; to have a current identifiable vulnerability to default; to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial, or economic conditions; and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as the secondary market for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions, and investment companies. In addition, the trading market for lower-rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund's ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring it to rely more on judgment. Less liquid secondary markets may also affect a Fund's ability to sell securities at their fair value. In addition, each Fund may invest a portion of its net assets in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund's assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund's share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of certain of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities

The Funds may invest in "zero coupon" U.S. Treasury, foreign government, and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes, and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. Each Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

Hedging

Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Funds are permitted to enter into these transactions solely:

•	to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased;
•	to close out or offset existing positions; or
•	for the High Income Fund, to manage the portfolio's duration.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds ("ETFs"), or stock indexes; entering into stock index futures contracts; or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Funds will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Funds may engage in transactions in futures contracts and options on futures contracts. The Funds may purchase and sell futures contracts and options thereon only to the extent that such activities are consistent with the requirements of General Regulations Section 4.5 ("Rule 4.5") promulgated under the Commodity Exchange Act, as amended (the "CEA"), by the Commodity Futures Trading Commission (the "CFTC"), under which each of the Funds is excluded from the definition of a "commodity pool operator." Under Rule 4.5, a Fund may engage in futures transactions without limitation, if the Fund (i) makes the following disclosures in writing to each participant, whether existing or prospective; (ii) submits to such special calls as the CFTC may make to require the Fund to demonstrate compliance with Rule 4.5(c); and (iii) files a notice of eligibility under Rule 4.5 with the National Futures Association ("NFA"). The required disclosure that each Fund is making in the Prospectus of the Funds, dated on or after the date of this SAI, is as follows:

The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the CEA, and therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

Each of the Funds has filed under Rule 4.5 with the NFA the requisite notice of eligibility, or a supplemental notice of eligibility to its previously filed notice of eligibility to complete or accurately update such notice, if necessary.

Forward Foreign Currency Exchange Contracts

A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts

Each Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts, or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund's securities investments. When a futures contract is executed, each party deposits with a futures commission merchant ("FCM") or broker (its "Contracts Custodian"), or in a segregated custodial account, a specified percentage of the contract amount (called the initial margin) and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or Contracts Custodian or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer's position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund's liability for the futures position is "covered" by an offsetting position in a futures contract or option thereon, or by the Fund's segregating liquid assets equal to the Fund's liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund's liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Contracts Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the ability of the Investment Adviser or the Sub-Adviser to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser or the Sub-Adviser may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange, or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house, or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

The purchase and sale of futures contracts or related options will not be a primary investment technique of the Funds. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures

A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Investment Adviser or the Sub-Adviser anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

The High Income Fund may use futures and options on futures for duration management.

Stock Index Futures

A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio, that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Investment Adviser or the Sub-Adviser anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund's successful use of stock index futures contracts depends upon the ability of the Investment Adviser or the Sub-Adviser to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund's portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions

Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

Foreign Currency Options

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either the seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A Fund may write foreign currency options that are "covered" or for which the Fund has segregated liquid assets equal to the exercise liability of the option that is adjusted daily to the option's current market value. A call option is "covered" if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Contracts Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the put option adjusted daily to the option's current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in "Options on Securities" below.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain that could result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Options on Securities

A Fund may purchase put options only on equity securities (including securities of ETFs) held in its portfolio and write call options and put options on stocks only if they are covered, as described below, and such call options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an "over-the-counter" transaction). A Fund may write (sell) "covered" call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the "right to purchase" a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation ("OCC"), a writer is required to deposit in escrow the underlying security or other assets in accordance with the OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Investment Adviser or the Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund. Alternatively, notwithstanding the foregoing, options may be written strictly for hedging purposes.

A Fund may write only call options that are "covered" or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option's current market value. A call option is "covered" if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do unless the Fund arranges to have its Contracts Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option that a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund's Contracts Custodian or on deposit in escrow in accordance with the OCC rules.

The premium received is the market value of an option. The premium that a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Investment Adviser or the Sub-Adviser in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value that is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m. Central Time, depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange ("NYSE")). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund wishes to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option's current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option's current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be subject to market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. A Fund may occasionally purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with the OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or the Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Investment Adviser or the Sub-Adviser feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option, the market price for the underlying security remains at or above the put option's strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Contracts Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option's current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a "closing purchase transaction" through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund's having an immediate and absolute right to sell such securities, a Fund will segregate with its Contracts Custodian, or pledge to a broker as collateral any combination of "qualified securities" (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option's current market value.

A Fund may purchase a call option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right (but not the obligation) to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the "premium." If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option's strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options

Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Contracts Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option's current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its Contracts Custodian, and/or pledge to a broker as collateral for the option, any combination of "qualified securities" (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If, at the close of business on any business day, the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Contracts Custodian, it will not be subject to the requirements described in this section.

Risks of Transactions in Stock Options

Purchases and sales of options involve the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although the Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Contracts Custodian to segregate cash or other liquid assets equal in value to the Fund's exercise liability of the option adjusted daily to the option's current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes

A Fund's purchase and sale of options on stock indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the ability of the Investment Adviser or the Sub-Adviser to correctly predict movements in the direction of the stock market or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if the trading of certain stocks included in the stock index is interrupted. Trading in the stock index options may also be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of each Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Funds will not purchase or sell stock index option contracts unless and until, in the opinion of the Investment Adviser or the Sub-Adviser, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Real Estate Investment Trusts

The Funds may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income and gain distributed to its shareholders or unitholders if it distributes to shareholders or unitholders, among other things, at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as follows:

Equity REIT: invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation that are realized through property sales

Mortgage REIT: invests the majority of its assets in real estate mortgage loans and services with its income primarily stemming from interest payments

Hybrid REIT: combines the characteristics of an Equity REIT and a Mortgage REIT

Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve specific risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. These factors may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Subprime Mortgage and Fixed-Income Securities Risk

The Funds may invest in real estate companies that may be affected by the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and, consequently, the value of a Fund may decline in response to such developments.

The fixed-income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed-income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed-income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. These events and the continuing market upheavals may have an adverse effect on a Fund's investments.

Structured Securities

The Funds may purchase any type of publicly traded or privately negotiated fixed-income security, including mortgage-backed securities; structured notes, bonds, or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments: conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. In addition, the guarantees do not extend to the yield or value of a Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on several factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charges. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities

The Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. For example, automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds, and Debentures

The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations

The Funds may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal and interest as well as any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government (a "Borrower") and one or more financial institutions ("Lenders"). The majority of a Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund's ability to dispose of particular Participations or Assignments when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

Reinsurance Related Notes and Bonds

The Funds may invest in reinsurance related notes and bonds. These instruments, which are typically issued by special purpose reinsurance companies, transfer an element of insurance risk to the note or bond holders. For example, such a note or bond could provide that the reinsurance company would not be required to repay all or a portion of the principal value of the note or bond if losses due to a catastrophic event under the policy (such as a major hurricane) exceed certain dollar thresholds. Consequently, a Fund may lose the entire amount of its investment in such bonds or notes if such an event occurs and losses exceed certain dollar thresholds. In this instance, investors would have no recourse against the insurance company. These instruments may be issued with fixed or variable interest rates and rated in a variety of credit quality categories by the rating agencies.

Restricted and Illiquid Securities

A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act. Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund's valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Funds' Board of Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, each Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors similar to the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Investment Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Investment Adviser or the Sub-Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.

Securities of Other Investment Companies

The Funds may invest in securities issued by other investment companies. Each Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC exemptive order. Under rules promulgated by the SEC under the 1940 Act, subject to satisfaction of certain conditions, the Funds may invest in money market funds without any percentage limitation. These rules generally were intended to permit "cash sweep" arrangements in which a fund invests available cash in money market funds rather than directly in short-term instruments. See "Short-Term Investments."

The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The securities of other investment companies may also be leveraged and will therefore be subject to leverage risk. If a Fund invests in investment companies that utilize leverage, the net asset value and market value of such shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by shares of companies that do not use leverage.

As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory and administrative fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Therefore, it may be more costly for the Fund to own shares of another investment company than to own directly the underlying securities owned by such company. Investment companies in which a Fund may invest also may impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne by shareholders.

Exemption from the Provisions of Section 12(d)(1)(F)(ii)

The Funds may rely on Section 12(d)(1)(F) of the 1940 Act when investing in other investment companies. Section 12(d)(1)(F) excepts funds from certain limitations the 1940 Act otherwise imposes on the acquisition of the securities of investment companies by other investment companies, provided various conditions are met. In this regard, Section 12(d)(1)(F) provides, among other things, that the acquiring fund and its affiliated persons may not, immediately after the purchase, own more than 3% of the outstanding voting securities of the issuer, and may not sell its securities with a sales load of more than 1.50%. The Integrity Funds received an order, however, from the SEC under Section 12(d)(1)(J) of the 1940 Act for an exemption from the limitations of Section 12(d)(1)(F)(ii) of the 1940 Act to the extent necessary to permit the Funds to charge a sales load in excess of 1.50%. Subsequent to the Funds' receiving this order, the SEC adopted Rule 12d1-3 permitting funds relying on Section 12(d)(1)(F) of the 1940 Act to assess a sales load of more than 1.50% if the sales load does not exceed Financial Industry Regulatory Authority ("FINRA") sales load limits applicable to funds of funds. The Funds may rely on their exemptive order or on Rule 12d1-3 under the 1940 Act to permit them to assess a sales load in excess of 1.50%.

Exchange-Traded Funds ("ETFs")

As noted, under Section 12(d)(1)(F) of the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF's (or other investment company's) total outstanding stock ("3% Limitation"). Accordingly, each Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued exemptive orders to certain ETFs (such as iShares Trust and iShares, Inc.) that permit investment companies to invest in the various series of the respective ETF beyond certain of the 1940 Act investment limitations, subject to certain terms and conditions, including that such investment companies enter into an agreement with the respective ETF. A Fund may seek to qualify to invest in such ETFs in excess of the 1940 Act investment limitations, if applicable.

Closed-End Funds

Subject to the applicable limitations of the 1940 Act, a Fund may invest in closed-end funds. Closed-end funds are subject to various risks, including management's ability to meet the closed-end fund's investment objective, and to manage the closed-end fund's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding closed-end funds or their underlying investments change. Shares of closed-end funds frequently trade at a discount from their net asset value in the secondary market. This risk is separate and distinct from the risk that the net asset value of closed-end fund shares may decrease. The amount of such discount from net asset value is subject to change from time to time in response to various factors.

Certain closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock and through borrowings. While leverage often serves to increase the yield of closed-end funds, this leverage also subjects the closed-end fund to increased risks, including the likelihood of increased volatility and the possibility that the closed-end fund's common share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. In addition, closed-end funds are subject to their own annual fees and expenses, including a management fee. Such fees reduce the potential benefits associated with owning a closed-end fund and are in addition to the Fund's expenses.

Business Development Companies

Subject to the limitations of the 1940 Act, a Fund may invest in business development companies ("BDCs"). BDCs are a type of closed-end fund regulated under the 1940 Act, which typically invest in and lend to small and medium-sized private companies that may lack access to public equity markets for capital raising. Under the 1940 Act, BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses. Additionally, BDCs must make available significant managerial assistance to the issuers of such securities. BDCs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which they invest.

Because BDCs typically invest in small and medium-sized companies, a BDC's portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are also subject to management risk, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change.

Repurchase Agreements

The Funds may enter into repurchase agreements under which a Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the Fund's Contracts Custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. A Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.

Reverse Repurchase Agreements

Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Funds will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities.

Loans of Portfolio Securities

Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice (as used herein, "business day" shall denote any day on which the NYSE and the Contracts Custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Funds may pay reasonable finders' and custodial fees, including fees to the Sub-Adviser or its affiliate, in connection with loans. In addition, the Funds will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Investment Adviser, the Sub-Adviser, Integrity Fund Services, Inc. ("Integrity Fund Services" or the "Transfer Agent"), or Integrity Funds Distributor, Inc. ("Integrity Funds Distributor" or the "Distributor"), unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against the Box

The Funds may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Funds may engage in a short sale if, at the time of the short sale, the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by the Fund to lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any particular time.

A Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales "Against the Box")

The Funds may occasionally sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The current market value of the securities sold short (excluding short sales "against the box") will not exceed 10% of a Fund's assets.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short; and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

Municipal Securities

The Funds may invest in municipal securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term "municipal securities" if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, and maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

A Fund may invest in "private activity" bonds. A Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Short-Term Investments

When a Fund is investing for cash management purposes to keep cash on hand fully invested, it may invest in money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation. In addition to the risks discussed in "Securities of Other Investment Companies" above, an investment by the Funds in an underlying money market fund has additional risks. For example, although the underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation. In exchange for their emphasis on stability and liquidity, money market investments may offer lower long-term performance than stock or bond investments.

ADDITIONAL INFORMATION

There can be no assurance that a Fund will grow to an economically viable size, in which case Fund management and the Board may determine to liquidate the Fund at a time that may not be opportune for shareholders.

Growth & Income Fund

The Growth & Income Fund seeks companies that the Investment Adviser believes both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industries. The Investment Adviser believes that addressing ethical issues in a positive manner can translate into sound business. For example, by ensuring a product or service does not negatively impact the environment, a company can avoid costly litigation and clean-up costs; by maintaining positive standards for the workplace and a diverse employee population, a company can better ensure access to quality management talent and improved productivity; or by becoming more involved in the community, a company can enhance its computer franchise. The Investment Adviser believes that top quality management teams who successfully balance their companies' business interests with their ethical concerns may be able to gain significant competitive advantages over the long run, which may result in increased shareholder values and, therefore, better investments. The Investment Adviser seeks to incorporate both ethical and financial criteria in its investment decisions.

The Investment Adviser will seek companies that meet the Growth & Income Fund's investment criteria and, relative to other companies in their industry, demonstrate a positive awareness of the environment in which they operate. The Investment Adviser will also consider a company's efforts and strategies to minimize the negative impact of business activities and products and to embrace alternatives to reduce polluting and unnecessary animal suffering. In addition, the Fund avoids investing in companies that the Investment Adviser believes derive revenue from gambling or pornography, or from the production of alcohol or tobacco.

These portfolio restrictions are based on the Investment Adviser's belief that a company will benefit from its social awareness by enabling it to better position itself in developing business opportunities while avoiding liabilities that may be incurred when a product or service is determined to have a negative social impact. The Investment Adviser does not in most cases screen a company for one or more particular ethical practices. Rather, the Investment Adviser follows a "best practices" approach and seeks companies that the Investment Adviser believes employ overall ethical practices within their sector that are superior to those of their industry sector in general.

The Investment Adviser will use its best efforts to assess a company's ethical performance in light of the above criteria. This analysis will be based on present activities, and will not preclude securities solely because of past activities. The Growth & Income Fund's Board of Trustees will monitor the ethical investment criteria used by the Fund and the Investment Adviser may, upon approval by the Board of Trustees, change the criteria used to rate the ethical performance of an issuer without prior notice or shareholder approval.

The Investment Adviser believes that there are sufficient investment opportunities among those companies that satisfy the ethical investment criteria to meet the Fund's investment objective.

Portfolio Turnover

As described in the Prospectus, the proportion of a Fund's investment portfolio that is sold and replaced with new securities during a year is known as its portfolio turnover rate.

During its last two fiscal years, the WB/MNAS Fund experienced an unusually high portfolio turnover rate (137.86% for the fiscal year ended December 31, 2007 and 151.02% for the fiscal year ended December 31, 2008), as compared to a portfolio turnover rate of 25.71% for the fiscal year ended December 29, 2006). These increases were due to a change in the portfolio manager of such Fund which became effective on May 1, 2007 and a change in the name and principal strategies of such Fund which became effective on November 10, 2008.

During its last fiscal year, the Growth & Income Fund experienced an unusually high portfolio turnover rate (158.65%), as compared to a portfolio turnover rate of 99.47% for the fiscal year ended December 31, 2007. This increase was due to the portfolio manager maintaining a larger than usual cash position in the Fund because of volatility in the market.

During its last fiscal year, the High Income Fund experienced an unusually high portfolio turnover rate (85.86%), as compared to a portfolio turnover rate of 27.28% for the fiscal year ended December 31, 2007. This increase was due to a change in the sub-adviser of the Fund effective May 5, 2008.

Temporary Defensive Positions and Cash Management Investments

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in order to respond to adverse market, economic, political or other unfavorable conditions. Under these circumstances, a Fund may invest a substantial portion of its assets in money market mutual funds and high quality, short-term fixed-income securities and money market instruments that include: commercial paper, certificates of deposit, repurchase agreements, bankers' acceptances and U.S. Government securities. Although a Fund would do this only in seeking to avoid losses, the Fund may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. See "Investments and Risks—Short-Term Investments." In addition, each Fund may from time to time invest in shares of money market mutual funds and/or high quality short-term fixed-income securities without any percentage limitation for cash management purposes to keep cash on hand fully invested.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds' Board of Trustees has adopted Portfolio Holdings Disclosure Policies and Procedures (the "Policy") to protect the interests of Fund shareholders and to address potential conflicts of interests that could arise between the interests of Fund shareholders and the interests of the Funds' investment advisers, principal underwriters, or affiliated persons of the Funds' investment advisers or principal underwriters. This Policy is applicable to the investment adviser to the Funds, and with respect to the High Income Fund, the Sub-Adviser to such Fund (collectively, the "Adviser" for purposes of this section).

The Policy is intended to prevent the misuse of material non-public information regarding the portfolio holdings of the Fund ("Holdings Information"). Holdings Information will be disclosed to select third parties only when the Funds have a legitimate business purpose for doing so, and the Recipients (as defined below) are subject to a duty of confidentiality, that includes a duty not to trade based on the non-public information. Under the Policy, the receipt of compensation by a Fund, the Adviser or an affiliate as consideration for disclosing Holdings Information will not be deemed a legitimate business purpose. Recipients will receive Holdings Information only after furnishing written assurances to the Adviser and/or the Funds that the Holdings Information will remain confidential, and Recipients and persons with access to the Holdings Information will be prohibited from trading based on the Holdings Information. In all instances, Holdings Information will be disclosed only when consistent with the antifraud provisions of the federal securities laws and the Adviser's fiduciary duties, and with the Adviser's and the Fund's obligations to prevent the misuse of material, non-public information.

Pursuant to the policy, the Funds, the Adviser, and their agents are obligated to:

•	act in the best interests of Fund shareholders by protecting non-public and potentially material portfolio holdings information;
•	ensure that Holdings Information is not provided to a favored group of clients or potential clients; and
•	adopt such safeguards and controls around the release of Holdings Information so that no client or group of clients is unfairly disadvantaged as a result of such release.

The following policies and procedures will apply to the disclosure of listings of portfolio holdings for one or more of the Funds by the Adviser and the Funds:

Internet Site and Quarterly Advertisements

The Funds currently post the top ten holdings for each Fund on the Internet at www.integrityfunds.com. This Holdings Information is updated daily. The Funds also advertise the top ten holdings quarterly through printed material, which is also posted on the website. This printed material is updated as of the end of the calendar quarter and is available within fifteen days of each quarter end. The Holdings Information posted on the Internet and listed in the printed advertisement material may list the securities in numeric order, beginning with the security constituting the largest percentage held by the Fund, and

•

may include the name of the security, the CUSIP, SEDOL and/or ticker symbol, the number of shares held by the Fund, the percentage weight of such security within the Fund and the cumulative percentage weight of each additional security in the Fund listed; and

•	will contain appropriate disclaimers.

The Investment Adviser will seek to post the Holdings Information on its public Internet site in a format that cannot be easily modified by viewers.

SEC Filings

The Funds must disclose their complete portfolio holdings quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter end of the Funds' fiscal year or the Form N-CSR for the second and fourth quarter of the Funds' fiscal year. The N-Q report is not required to be mailed to shareholders, but is made public through the SEC electronic filings.

The Funds must provide either complete portfolio holdings or summaries of their portfolio holdings to shareholders in tabular or graphical format by identifiable categories (i.e., industry sector, geographic region, credit quality, or maturity) according to the percentage of net assets. SEC Regulation S-X generally requires at least disclosure of the top 50 holdings (based on percentage of net assets) and any investment exceeding 1% of the Fund's net asset value.

Other Disclosure

The Adviser and the Funds currently do not disclose Holdings Information except as noted above. Each of the Investment Adviser's officers ("Designated Persons") may authorize providing non-public Holdings Information of the Funds that is current as of one business day after the month-end to only those financial advisers, registered accountholders, authorized consultants, authorized custodians or third-party data service providers (each a "Recipient") who (i) specifically request the more current non-public Holdings Information for a legitimate business purpose which is not inconsistent with the Funds' legitimate business purpose and (ii) execute a Use and Nondisclosure Agreement (each, a "Nondisclosure Agreement"), and abide by its trading restrictions. The disclosure may include additional information; however, any such additional information provided to a Recipient shall not include any material information about the Funds' trading strategies or pending transactions.

Designated Persons may approve the distribution in an electronic format of Holdings Information posted on the public website of the Funds to Recipients and rating agencies upon request, and such Recipients and rating agencies will not be required to execute a Nondisclosure Agreement.

Occasions may arise where a Designated Person, the Investment Adviser, the Funds or an affiliate may have a conflict of interest in connection with a Recipient's request for disclosure of non-public Holdings Information. In order to protect the interests of shareholders and the Funds and to ensure no adverse effect on the shareholders or the Funds, in the limited instances where a Designated Person is considering releasing non-public Holdings Information, the Designated Person will disclose the conflict to the Chief Compliance Officer of the Trust ("CCO"). If the CCO determines, to the best of his knowledge following appropriate due diligence, that the disclosure of non-public Holdings Information would be in the best interests of shareholders and the Funds, and will not adversely affect the shareholders or the Funds, the CCO may approve the disclosure. The CCO will document in writing any such exception (which identifies the legitimate business purpose for the disclosure) and will provide a report to the Board of Trustees for its review at a subsequent Board meeting. Any such exceptions log shall be retained in the Fund's records.

The Funds and the Adviser will not enter into any arrangement providing for the disclosure of Holdings Information for the receipt of compensation or benefit of any kind in return for the disclosure of the Holdings Information.

TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers of, and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not "interested persons" (for regulatory purposes) of the Trust or the Investment Adviser, the Sub-Adviser or Integrity Funds Distributor (the "Independent Trustees") are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. A Trustee who is an "interested person" (for regulatory purposes) of the Trust is referred to as an "Interested Trustee."

The Audit Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the Board of Trustees, reviews the independence of the independent auditors, reviews the adequacy of the Funds' internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending December 31, 2008, the Audit Committee held four meetings.

The Governance and Nominating Committee consists of the three Independent Trustees of the Funds: Jerry M. Stai, Orlin W. Backes, and R. James Maxson. The primary function of the Governance and Nominating Committee is to identify individuals qualified to become Board members and recommend nominations for election to the Board of Trustees. The Governance and Nominating Committee takes a leadership role in shaping the governance of the Funds. The Governance and Nominating Committee has adopted a charter and meets at least quarterly. The Governance and Nominating Committee prepares and submits meeting minutes and supporting documentation to the full Board. During the Funds' fiscal year ending December 31, 2008, the Governance and Nominating Committee held eight meetings.

The Governance and Nominating Committee has adopted procedures regarding its review of recommendations for trustee nominees, including those recommendations presented by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees, the Independent Trustees shall take into account any proposals for candidates that are properly submitted to the Trust's Secretary. Shareholders wishing to present one or more candidates for Trustee consideration may do so by submitting a signed written request to the Fund's Secretary at The Integrity Funds, Attention: Secretary, 1 Main Street North, Minot, North Dakota 58703. The request must include the following information:

•	name and address of shareholder and, if applicable, name of broker or record holder;
•	number of shares owned;
•	name of Fund(s) in which shares are owned;
•	whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connecting with the election of Trustees;
•	the name and background information of the proposed candidates; and
•	a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

Each Trustee and Officer serves the Funds until their termination; or until such individual's retirement, resignation, or death; or otherwise as specified in the Fund's organizational documents. The tables that follow show information for each Trustee and Executive Officer of the Funds.

Note: For purposes of this section, the term "Fund Complex" refers to the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and three series of The Integrity Funds.

Independent Trustees

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Complex	Principal Occupations for Past Five Years and Other Directorships Held
Jerry M. Stai 2405 11th Ave NW Minot, ND 58703 Birth date: March 31, 1952

Principal occupation(s): Faculty: Embry-Riddle University (2000 to 2005), Park University (2005 to 2005), Minot State University (2000 to present); Non-Profit Specialist, Bremer Bank (2005 to present); Director/Trustee: ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and Integrity Managed Portfolios (2006 to present)

Trustee Began serving: January 2006 12	Other Directorships Held: Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave SW Minot, ND 58701 Birth date: May 11, 1935

Principal occupation(s): Attorney: McGee, Hankla, Backes & Dobrovolny, P.C.; Director/Trustee: South Dakota Tax-Free Fund, Inc. (1995 to 2004), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. (1995 to present), and Integrity Managed Portfolios (1996 to present)

Trustee Began serving: June 2003 12	Other Directorships Held: First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58703 Birth date: December 12, 1947

Principal occupation(s): Attorney: Maxson Law Office (2002 to present); Director/Trustee: South Dakota Tax-Free Fund, Inc. (1999 to 2004), Integrity Fund of Funds, Inc., ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Managed Portfolios (1999 to present)

Trustee Began serving: June 2003 12	Other Directorships Held: Vincent United Methodist Foundation, Minot Area Development Corporation

Interested Trustee and Officers

Name Address Date of Birth Position with Trust Date Service Began Number of Funds Overseen by Trustee in Complex	Principal Occupations for Past Five Years and Other Directorships Held
Robert E. Walstad(1)(2) 1 N. Main St. Minot, ND 58703 Birth date: August 16, 1944

Principal occupation(s): Director (1987 to 2007) and CEO (2001 to 2007): Integrity Mutual Funds, Inc.; Director, President, and Treasurer (1988 to 2007): Integrity Money Management, Inc.; Director, President, and Treasurer (1988 to 2004): ND Capital, Inc.; Director, President, and Treasurer (1989 to 2007): Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer (1996 to 2003): Integrity Funds Distributor, Inc.; Director, CEO, Chairman (2002 to 2007), and President (2002 to 2004): Capital Financial Services, Inc.; Director and President (1994 to 2004): South Dakota Tax-Free Fund, Inc.; President and Interim President: (1996 to 2007 and 2008 to present), Integrity Managed Portfolios; (2003 to 2007 and 2008 to present), The Integrity Funds; (1995 to 2007 and 2008 to present), Integrity Fund of Funds, Inc.; (1989 to 2007 and 2008 to present), ND Tax-Free Fund, Inc.; (1993 to 2007 and 2008 to present), Montana Tax-Free Fund, Inc.; Director and Chairman: Montana Tax-Free Fund, Inc. (1993 to present), Integrity Fund of Funds, Inc. (1994 to present), and ND Tax-Free Fund, Inc. (1988 to present); Trustee, Chairman (1996 to present), and Treasurer (1996 to 2004), Integrity Managed Portfolios; Trustee and Chairman (2003 to present), The Integrity Funds.

Trustee, Chairman, Interim President Began serving: June 2003 (Trustee) May 2003 and March 2008 (Officer)(2) 12	Other Directorships Held: Minot Park Board
Peter A. Quist 1 N. Main St. Minot, ND 58703 Birth date: February 23, 1934

Principal occupation(s): Attorney; Director and Vice President (1988 to present): Integrity Mutual Funds, Inc.; Director, Vice President, and Secretary: Integrity Money Management, Inc. (1988 to present), Integrity Fund Services, Inc. (1989 to present), Integrity Funds Distributor, Inc. (1996 to present), ND Capital, Inc. (1988 to 2006); Director, Vice President, and Secretary: South Dakota Tax-Free Fund, Inc. (1994 to 2004), Montana Tax-Free Fund, Inc. (1993 to present), Integrity Fund of Funds, Inc. (1994 to present), and ND Tax-Free Fund, Inc. (1988 to present); Vice President and Secretary: Integrity Managed Portfolios (1996 to present) and The Integrity Funds (2003 to present).

Vice President and Secretary Began serving: June 2003 3	Other Directorships: Not applicable
Adam C. Forthun 1 N. Main St. Minot, ND 58703 Birth date: June 30, 1976

Principal occupation(s): Fund Accountant (2003 to 2005), Fund Accounting Supervisor (2005 to 2008), Fund Accounting Manager (2008 to present): Integrity Fund Services, Inc.; Treasurer (2008 to present): Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

Treasurer Began serving: May 2008	Other Directorships: Not applicable
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 Birth date: October 9, 1970

Principal occupation(s): Fund Accounting Manager (1998 to 2005): Integrity Fund Services, Inc.; Treasurer (2004 to 2005): Mutual Fund Chief Compliance Officer (2005 to present) Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

Mutual Fund Chief Compliance Officer Began serving: October 2005	Other Directorships: Not applicable

(1) Trustee who is an "interested person" of the Fund as defined in the 1940 Act. Mr. Walstad is an interested person by virtue of being an Officer of the Funds and a shareholder of Integrity Mutual Funds, Inc., the parent company of the Investment Adviser. As indicated above, effective February 1, 2007, Mr. Walstad retired from his roles as, among other things, Director and CEO of Integrity Mutual Funds, Inc., and Director, President, and Treasurer of Integrity Money Management. In addition, from May 1988 until May 2008, a member of his immediate family was a Director of Integrity Mutual Funds, Inc.

(2) At a Board meeting of the Funds held on July 26, 2007, Mr. Walstad resigned as President of the Funds. Subsequently, the Board nominated and appointed Mark R. Anderson as President of the Funds, effective July 26, 2007. Effective February 29, 2008, Mr. Anderson resigned as President of the Funds, and effective March 4, 2008, Mr. Walstad succeeded Mr. Anderson as Interim President of the Funds. Mr. Walstad is also a Trustee and Chairman of the Funds.

In summarizing the above information, Messrs. Walstad, Backes, Maxson, and Stai are Directors or Trustees, as the case may be, of five open-end investment companies advised by the Investment Adviser (representing twelve portfolios). Mr. Quist serves as Director, Vice President, and Secretary to three open-end investment companies advised by the Investment Adviser (representing three portfolios) and as Vice President and Secretary to two open-end series investment companies advised by the Investment Adviser (representing nine portfolios). Mr. Walstad serves as Interim President and Mr. Forthun serves as Treasurer, of five open-end series investment companies advised by the Investment Adviser (representing twelve portfolios).

Share Ownership in the Funds

For each Trustee, the dollar range of equity securities in the Funds beneficially owned by the Trustee and the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee in the Integrity family of investment companies are shown below as of December 31, 2008:

Dollar range of equity securities in:
	WB/MNAS Fund	Growth & Income Fund	High Income Fund (Class A)	High Income Fund (Class C)	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (Aggregate)
Independent Trustees
Jerry M. Stai	None	$1-$10,000	$1-$10,000	None	$1-$10,000
Orlin W. Backes	None	None	None	None	$10,001-$50,000
R. James Maxson	None	None	$10,001-$50,000	None	$10,001-$50,000
Interested Trustee
Robert E. Walstad(1)	$10,001-$50,000	$50,001-$100,000	None	None	Over $100,000

(1) Previously, Mr. Walstad was considered to be an Interested Trustee by virtue of being an Officer and Director of the Funds' investment adviser, an Officer of the Funds, and a shareholder of Integrity Mutual Funds, Inc. Effective February 1, 2007, Mr. Walstad retired from his roles as Officer and Director of the Funds' investment adviser and, effective July 26, 2007, from his role as President of the Funds. However, he is a shareholder of Integrity Mutual Funds, Inc. and, since March 2008, has been Interim President of the Funds.

As of December 31, 2008, no Independent Trustee or his immediate family members owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Compensation of the Board of Trustees

Trustees, who are not an "interested person" of the Funds, as that term is defined in the 1940 Act, are paid an annual fee of $17,500 for service as Trustee and Director on the boards of the Funds in the complex. In addition to the Funds, the Trustees are also Directors or Trustees of four additional open-end investment companies representing (together with the Funds) 12 portfolios, advised by the Investment Adviser. The annual fee paid to the Directors and Trustees are allocated among the funds in the complex (which includes the three funds of the Integrity Mutual Funds family, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds) as follows: each fund pays a minimum $500 and the remainder of the fee is allocated among the funds on the basis of their relative net asset values. Messrs. Quist and Walstad, who are the only "interested persons" of such funds, receive no compensation from the funds for serving as Trustees or Directors (as applicable); however, Mr. Walstad receives compensation from the funds for serving as Interim President.

The following table sets forth compensation paid by each Fund to each of the Trustees of the Funds and total compensation paid to each Trustee for the fiscal year ended December 31, 2008. The Funds have no retirement or pension plans.

	Aggregate* Compensation from:			Total Compensation from Funds and Fund Complex**
	WB/MNAS Fund	Growth & Income Fund	High Income Fund
Independent Trustees
Jerry M. Stai	$556	$1,715	$3,360	$17,500
Orlin W. Backes	$556	$1,715	$3,360	$17,500
R. James Maxson	$556	$1,715	$3,360	$17,500
Interested Trustee, Chairman, Interim President
Robert E. Walstad	$0	$0	$0	$0
TOTALS	$1,668	$5,145	$10,080	$52,500

*Based on compensation paid to the Trustees for the fiscal year ended December 31, 2008, for services to the respective Fund.

**Based on the compensation paid to the Trustees for the fiscal year ended December 31, 2008, for services to the Funds and four other open-end funds representing, in the aggregate, 15 portfolios advised by the Investment Adviser (including the Integrity Health Sciences Fund, the Integrity Technology Fund, and the Integrity Total Return Income Fund, which were part of The Integrity Funds until they were liquidated on April 25, 2008, April 25, 2008, and June 20, 2008, respectively.)

ORGANIZATION AND CAPITALIZATION

From its inception on September 9, 1992 until February 9, 1998, The Integrity Funds were organized as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs and retirement and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware statutory trust. In connection with this reorganization, the name of the trust was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds." On March 3, 2003, the trust was renamed "The Integrity Funds."

The Integrity Funds are authorized to issue an unlimited number of shares. The Trustees of The Integrity Funds are responsible for the overall management and supervision of its affairs. Each share represents an equal and proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are transferable. Pursuant to the 1940 Act, shareholders of each Fund are required to approve the adoption of any changes in fundamental investment restrictions or policies of such Fund. Shareholders of the Funds are also required pursuant to the 1940 Act to approve the adoption of any investment advisory agreement relating to such Fund (except for, with respect to sub-advisory agreements, the High Income Fund, which now operates under a "manager of managers" structure as described under "Investment Adviser—Manager of Managers"). Shares of a Fund will be voted with respect to that Fund only, subject to certain exceptions. The Trustees are empowered by The Integrity Funds' Declaration of Trust (the "Declaration of Trust") and bylaws to create, without shareholder approval, additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes. Currently, each Fund included in this SAI offers and has outstanding Class A shares. The High Income Fund also offers and has outstanding Class C shares. Class A shares and Class C shares differ in certain respects, including with regard to sales charges and fees. See "Purchase and Redemption of Shares" below and "The Shares Offered" in the Prospectus.

Unless otherwise required by the 1940 Act or the Declaration of Trust, The Integrity Funds do not intend to hold annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of all outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares entitled to vote. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

SHAREHOLDER AND TRUSTEE LIABILITY

The Integrity Funds are organized as a Delaware statutory trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in many other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation, or instrument entered into or executed by The Integrity Funds or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will generally not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 2, 2009, the Officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

To the best knowledge of the respective Funds, as of April 2, 2009, except as set forth below, no persons owned, of record or beneficially, 5% or more, or a controlling interest (ownership of greater than 25%) of the outstanding shares of the Funds. As of April 2, 2009, no persons owned, of record or beneficially, 5% or more of the shares of the WB/MNAS Fund or the High Income Fund, Class A or Class C.

Growth & Income Fund
Name	Address	Percent Ownership
Charles Schwab Co Inc. Special Custody Account	101 Montgomery Street San Francisco CA 94104-4122	33.27%

A shareholder with a controlling interest could affect the outcome of proxy voting or the direction of management of the respective Fund.

INVESTMENT ADVISER

See "The Integrity Funds—Important Information Regarding Anticipated Fund Management and Services" above regarding certain anticipated transactions and how Integrity Money Management will be affected if they are completed.

Integrity Money Management has been retained by each Fund under an investment advisory agreement (each an "Investment Advisory Agreement") to act as each Fund's investment adviser, subject to the authority of the Board of Trustees. The Investment Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (the "Company"), a business corporation organized under the laws of North Dakota on September 22, 1987. The Investment Adviser makes the day-to-day investment decisions for the Funds and continuously reviews, supervises, and administers those Funds' investment programs. The address of the Investment Adviser is 1 Main Street North, Minot, North Dakota 58703. As described under "Trustees and Officers" (i) Peter A. Quist, an Officer of the Trust, is also a Director and Officer of the Investment Adviser and (ii) Robert E. Walstad is an Officer, a Trustee, and the Chairman of the Trust. Mr. Quist and Mr. Walstad are both also shareholders of the Company.

The WB/MNAS Fund is a successor to a fund that was previously a series of other registrant companies, The Willamette Funds, from April 1, 2001 to September 19, 2003, and The Coventry Group prior to April 1, 2001 (each, a "Predecessor Series"). Willamette Asset Managers, Inc. ("Willamette") served as investment adviser to the Predecessor Series. The Growth & Income Fund is the successor to a fund that was a series of the IPS Funds a registered investment company, since the Fund's inception date. Prior to April 22, 2005, IPS Advisory, Inc. ("IPS Advisory") served as investment adviser to the Growth & Income Fund.

Each Investment Advisory Agreement provides that the Investment Adviser will provide each Fund with investment research, advice, and supervision and will furnish continuously an investment program for that Fund consistent with the investment objectives and policies of that Fund. The Investment Adviser is responsible for the payment of the salaries and expenses of all of its personnel, office rent, and the expenses of providing investment advisory, research, and statistical data and related clerical expenses.

Under the terms of each Investment Advisory Agreement, the Investment Adviser manages the investment of the assets of the applicable Fund in conformity with the investment objectives and policies of that Fund. It is the responsibility of the Investment Adviser to make investment decisions for each Fund and to provide continuous supervision of the investment portfolios of each Fund. The Investment Adviser has agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, certain clerical, accounting, and bookkeeping services, and certain other services required by each Fund.

The Investment Adviser pays expenses incurred by it in connection with acting as investment adviser, other than costs (including taxes and brokerage commissions, if any) of securities purchased for the Funds and other expenses paid by the Funds as detailed in each Fund's Investment Advisory Agreement. Expenses incurred by the Investment Adviser in connection with acting as investment adviser include the costs of accounting, data processing, bookkeeping and internal auditing services (other than costs related to shareholder account servicing), and rendering periodic and special reports to the Board of Trustees. The Investment Adviser pays for all employees, office space, and facilities required by it to provide services under the Investment Advisory Agreement, except for specific items of expense referred to below.

For its services under the applicable Investment Advisory Agreement, the Investment Adviser is entitled to a monthly management fee at the annual rate of the percentage of each such Fund's average daily net assets specified in the table below:

WB/MNAS Fund	0.50%
Growth & Income Fund	1.00%
High Income Fund*	0.85%

*The investment management fee is allocated proportionally between Class A and Class C shares of the High Income Fund.

For the three most recent fiscal years, the table below sets forth (i) the advisory fees the Investment Adviser was entitled to, (ii) fees waived and expense reimbursements, and (iii) amounts paid net of expenses reimbursed and fees waived for the specified Funds:

Fund	Date of Fiscal Year End	$ Earned (Gross)	Advisory Fee Waivers and Expense Reimbursements	$ Paid Net of Fees Waived and Expense Reimbursements
WB/MNAS Fund	12/29/2006	$132,526	$15,566	$116,960
	12/31/2007	$53,514	$53,739	$0
	12/31/2008	$7,727	$83,984	$0
Growth & Income Fund	12/29/2006	$482,227	$400,347	$81,880
	12/31/2007	$436,064	$303,218	$132,846
	12/31/2008	$342,452	$148,747	$193,705
High Income Fund	12/29/2006	$985,899	$194,346	$791,553
	12/31/2007	$1,587,703	$161,414	$1,426,289
	12/31/2008	$762,235	$166,724	$595,511

The Investment Adviser has contractually agreed to waive its management fee and reimburse expenses (other than extraordinary or non-recurring expenses and acquired fund fees and expenses), until December 31, 2009 (for the WB/MNAS Fund) and until March 31, 2010 (for the Growth & Income Fund and High Income Fund) so that the Funds' net annual operating expenses (excluding extraordinary or non-recurring expenses and acquired fund fees and expenses) do not exceed the following:

WB/MNAS Fund	1.50%
Growth & Income Fund	1.60%
High Income Fund (Class A)	1.60%
High Income Fund (Class C)	2.35%

Except for the expenses that have been assumed by the Investment Adviser, all expenses incurred in administration of the Funds will be charged to the Funds or to a particular Fund, as the case may be, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing, and mailing prospectuses, reports, proxies, notices, and statements sent to shareholders; expenses of shareholder meetings; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Investment Advisory Agreement with each Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," for regulatory purposes, of any such party except in their capacity as Trustees of the Fund, and by the shareholders or the Board of Trustees. Each Investment Advisory Agreement may be terminated at any time upon sixty days' written notice by the relevant Fund or by a majority vote of the outstanding shares or sixty days' written notice by the Investment Adviser and will terminate automatically upon assignment.

The Investment Advisory Agreements provide that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties. However, the Investment Advisory Agreements do not protect the Investment Adviser against a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Portfolio Manager—Growth & Income Fund and WB/MNAS Fund

Mr. Robert Loest, Ph.D., CFA, is the senior portfolio manager of the Growth & Income Fund and WB/MNAS Fund, and has responsibility for the day-to-day management of those portfolios. Mr. Loest has extensive experience in equities analysis, having managed investment portfolios for individual clients, including corporations and retirement plans, on a full time basis since 1989. From July 1, 1986 until February 1, 2007, he was Chief Executive Officer and Portfolio Manager of IPS Advisory, a registered investment adviser. IPS Advisory served as sub-adviser to the Growth & Income Fund from April 2005 until February 1, 2007. Effective February 1, 2007, Mr. Loest became an employee of the Investment Adviser and has remained as portfolio manager of the Growth & Income Fund. He has managed the portfolio of the Growth & Income Fund since its inception. Mr. Loest is also the portfolio manager of the WB/MNAS Fund, and, as such, succeeded Mr. F. Martin Koenig, who had been the senior portfolio manager of such Fund from September 2003 to May 2007.

Mr. Loest's compensation is based on a fixed salary paid every other week. He is not compensated for client retention. The Company sponsors a 401(k) plan for all its employees. This plan is primarily funded by employee elective deferrals with matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and 50% for each additional percent contributed up to 5%. The Company has established a program in which it will grant interests in its stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the above Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the WB/MNAS Fund and Growth & Income Fund, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the WB/MNAS Fund or Growth & Income Fund. Securities selected for funds or accounts other than the WB/MNAS Fund or Growth & Income Fund, as applicable, may outperform the securities selected for any of such Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. Mr. Loest's compensation is based on a fixed salary paid every other week. He is not compensated for client retention. The Company sponsors a 401(k) plan for all its employees. This plan is primarily funded by employee elective deferrals with matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contributions up to 3% and 50% for each additional percent contributed up to 5%. The Company has established a program in which it will grant interests in its stock to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

The WB/MNAS Fund and Growth & Income Fund have adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that this code of ethics will adequately address such conflicts.

The Investment Adviser and each of the WB/MNAS Fund and Growth & Income Fund have adopted certain compliance procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Other Accounts Managed and Share Ownership in the Funds

The number of and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by, Mr. Loest, for the fiscal year ended December 31, 2008, are as follows:

Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$27.7 million	1	$0	0	$0

The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

The chart below shows the dollar range of equity securities owned by Mr. Loest as of December 31, 2008 for each Fund with respect to which he serves as portfolio manager:

WB/MNAS Fund	None
Growth & Income Fund	$1-$10,000

Investment Sub-Adviser and Portfolio Managers—High Income Fund

Effective May 5, 2008, J.P. Morgan Investment Management Inc. ("JPMIM") assumed responsibility for the daily management of the High Income Fund's assets, initially pursuant to an interim sub-advisory agreement with the Investment Adviser until shareholder approval for a new sub-advisory agreement between JPMIM and the Investment Adviser (the "Sub-Advisory Agreement") could be obtained. On September 10, 2008, shareholders approved the Sub-Advisory Agreement and JPMIM has served as sub-adviser pursuant to the Sub-Advisory Agreement since such date. JPMIM, located at 245 Park Avenue, New York, New York 10167, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and provides investment advisory services to a substantial number of institutional and other investors. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMC"), a bank holding company.

As compensation for sub-advisory services provided to the High Income Fund, the Investment Adviser is required to pay JPMIM a fee computed at an annual rate of 0.35% of the Fund's average daily net assets (allocated proportionally between Class A and Class C shares of the High Income Fund).

See "The Integrity Funds—Important Information Regarding Anticipated Fund Management and Services" above regarding certain anticipated transactions and how the Sub-Advisory Agreement will be affected if they are completed.

Portfolio Manager Information

The portfolio managers identified below are jointly responsible for the day-to-day management of the Fund's portfolio.

Robert L. Cook is a Managing Director of JPMIM, head of its Fixed Income High Yield Team, and lead portfolio manager for its high yield total return, sub-advised mutual fund assets, and absolute return credit products. In addition, he serves on the Global Macro Team which determines the firm's fixed income views of the global economic landscape and portfolio positioning. Prior to joining JPMIM in 2004, Mr. Cook was co-head of the fixed income investment process at 40|86 Advisors, where he was responsible for managing high yield total return assets and was the director of credit research. Prior to joining 40|86 Advisors in 1994, he worked at PNC Bank's investment banking division in Pittsburgh, Pennsylvania, where he was involved with syndicated loans, mergers and acquisitions, private placements, and structured products. Mr. Cook holds a B.S. in finance from Indiana University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Thomas Hauser is a Vice President of JPMIM, and is responsible for co-managing JPMIM's high yield total return, sub-advised mutual fund assets, and absolute return credit products. Prior to joining JPMIM in 2004, Mr. Hauser was a co-portfolio manager on three mutual funds and co-head of the Collateralized Bond Obligation (CBO) Group at 40|86 Advisors. Prior to joining 40|86 Advisors in 2001, he had been with Van Kampen Investments since 1993, where he was a vice president responsible for co-managing several high yield mutual funds and was head of the high yield trading desk. Mr. Hauser holds a B.S. in finance from Miami (Ohio) University. He is a CFA charterholder and a member of the Indianapolis Society of Financial Analysts.

Portfolio Manager Compensation

JPMIM's Portfolio Managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these deferred amounts vest, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Potential Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's and its affiliates clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach, and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's or its affiliate's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract, or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM's Codes of Ethics and JPMC's Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed-income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon a predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

Other Accounts Managed and Share Ownership in the High Income Fund

The information set forth below under the above heading has been provided by JPMIM.

The number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by, and dollar range of equity securities beneficially owned by Robert L. Cook and Thomas Hauser, as of December 31, 2008, are as follows:

Robert Cook

	Number of accounts managed		Assets managed
	Total	For which advisory fee is performance based	Total	For which advisory fee is performance based
Registered investment companies	12	0	$818.16 million	$0 million
Other pooled investment vehicles	13	0	$975.31 million	$0 million
Other accounts	9	0	$326.85 million	$0 million

Thomas Hauser

	Number of accounts managed		Assets managed
	Total	For which advisory fee is performance based	Total	For which advisory fee is performance based
Registered investment companies	12	0	$818.16 million	$0 million
Other pooled investment vehicles	13	0	$975.31 million	$0 million
Other accounts	9	0	$326.85 million	$0 million

As of December 31, 2008, Robert L. Cook and Thomas Hauser did not own any equity securities of the High Income Fund.

Sub-Advisory Fees Paid by the Investment Adviser for the Last Three Fiscal Years

SMH Capital Advisors, Inc. ("SMH") acted as sub-adviser to the High Income Fund from April 30, 2004 (the inception date of such Fund) until May 4, 2008. Under the terms of SMH's sub-advisory agreement with the Investment Adviser, the Investment Adviser had been obligated to pay SMH 50% of the net advisory fees earned by the Investment Adviser. For this purpose, "net advisory fees" means advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. For the fiscal year ended December 29, 2006, SMH received sub-advisory fees in the amount of $395,777 from the Investment Adviser. For the fiscal year ended December 31, 2007, SMH received sub-advisory fees in the amount of $713,144 from the Investment Adviser. For the fiscal year ended December 31, 2008, SMH received sub-advisory fees in the amount of $246,247.81 from the Investment Adviser (for the period from January 1, 2008 through May 4, 2008. For the fiscal year ended December 31, 2008, JPMIM received sub-advisory fees in the amount of $124,950.35 from the Investment Adviser (for the period from May 5, 2008 through December 31, 2008).

Manager of Managers

The Integrity Funds have received an order from the SEC permitting its Funds to be managed under a "manager of managers" structure (the "SEC Order"). The SEC Order generally permits Integrity Money Management to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers subject to approval by the Board (including a majority of the Independent Trustees), but without obtaining shareholder approval. A Fund must obtain shareholder approval to rely on the SEC Order. On September 10, 2008, the High Income Fund received shareholder approval to operate under a "manager of managers" structure. Each other Fund would be required to obtain shareholder approval prior to operating in this manner.

Currently, under the "manager of managers" structure of the High Income Fund, Integrity Money Management may hire or change sub-advisers as appropriate, and has the ultimate responsibility (subject to oversight by its Board of Trustees) to oversee such Fund's sub-advisers and recommend their hiring, termination, and replacement. The Fund would be required to provide information to shareholders if a sub-adviser were hired.

Integrity Money Management remains responsible for providing general management services to the High Income Fund, including overall supervisory responsibility for the general management and investment of such Fund's assets, and, subject to review and approval of the Board, among other things, for:

•	setting such Fund's overall investment strategies;
•	evaluating, selecting, and recommending sub-advisers to manage all or a part of such Fund's assets;
•	when appropriate, allocating and reallocating such Fund's assets among multiple sub-advisers;
•	monitoring and evaluating the performance of sub-advisers of such Fund; and
•	implementing procedures reasonably designed to ensure that the sub-advisers comply with such Fund's investment objectives, policies, and restrictions.

Important Information regarding the "Manager of Managers" Structure: Shareholders should be aware that if the Transaction described above under "The Integrity Funds—Important Information Regarding Anticipated Fund Management and Services" is completed, the Funds (including the High Income Fund), may no longer be able to rely on the SEC Order. Unless the SEC issues an exemptive rule in the future, the Trust may need to apply to the SEC for a new order for the Funds to operate under a "manager of managers" structure once the new advisory agreements with Viking became effective. In conjunction with the other shareholder approvals relating to the Transaction described above under "The Integrity Funds—Important Information Regarding Anticipated Fund Management and Services" and to avoid the need to obtain shareholder approval separately in the future, the Trust anticipates seeking shareholder approval of a "manager of managers" structure for the Funds. If approved by shareholders, the "manager of managers" structure would not be implemented for any Fund until the SEC provided relief permitting the structure.

Code of Ethics

Integrity Money Management and the Funds have adopted a code of ethics under Rule 17j-1(c) of the 1940 Act. Similarly, JPMIM has adopted a code of ethics. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception, or misconduct with respect to the Funds. Such codes of ethics permit personnel covered by the respective codes to invest in securities, including securities that may be purchased or held by the Funds, subject to the restrictions of the codes.

TRANSFER AGENT, FUND ACCOUNTING SERVICE PROVIDER, AND ADMINISTRATOR

Integrity Fund Services, Inc. ("IFS" or "Transfer Agent"), currently a wholly-owned subsidiary of the Company, a North Dakota corporation affiliated with the Investment Adviser and Distributor, provides each Fund with transfer agent, accounting, and administrative services. IFS is located at 1 Main Street North, Minot, North Dakota 58703. (See "The Integrity Funds—Important Information Regarding Anticipated Fund Management and Services" above regarding certain anticipated transactions and how IFS will be affected if they are completed.)

Transfer Agent

As transfer agent, IFS performs many of the Funds' clerical and administrative functions. For its transfer agency services, every month each Fund pays IFS an asset-based fee, with a minimum of $2,000, plus reimbursement of out-of-pocket expenses. An additional fee with a minimum of $500 per month is charged for each additional class. The Transfer Agent is responsible for (among other things) administering and/or performing transfer agent functions; for acting as service agent in connection with dividend and distribution functions; and for performing shareholder account information and administrative agent functions in connection with the issuance, transfer, and redemption or repurchase (including coordination with the custodian) of shares.

Accounting Service Provider

Accounting services provided by IFS to the Funds may include, but are not limited to, daily fee accruals, security valuation, calculation of daily net asset value, calculation of a daily dividend rate, and preparation of semi-annual and annual reports. For accounting services, each Fund pays to IFS at the end of each calendar month a flat fee plus an asset-based fee and reimburses IFS for certain out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class.

Administrator

As administrator for the Funds, IFS manages all aspects of a Fund's operations except those provided by other service providers. For administrative services, each Fund pays to IFS at the end of each calendar month an asset-based fee, with a minimum of $2,000 per month, and reimburses IFS for certain out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class.

For the fiscal year ends noted, the Funds paid to IFS the following amounts for services provided:

Fund	Date of Fiscal Year End	Accounting Fees	Administrative Fee	Transfer Agency Fee
WB/MNAS Fund	12/29/2006	$29,455	$25,664	$29,041
	12/31/2007	$26,401	$24,067	$24,067
	12/31/2008	$24,773	$24,001	$24,001
Growth & Income Fund	12/29/2006	$47,987	$90,614	$114,725
	12/31/2007	$45,870	$65,410	$87,213
	12/31/2008	$41,123	$51,368	$68,490
High Income Fund	12/29/2006	$73,264	$203,163	$252,458
	12/31/2007	$92,756	$277,188	$341,201
	12/31/2008	$67,127	$119,444	$150,380

CUSTODIAN

Wells Fargo Bank, NA, Trust & Custody Solutions, 801 Nicollet Mall, Suite 700, Minneapolis, Minnesota 55479, serves as the custodian of the Funds and has custody of all securities and cash of the Funds. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

INDEPENDENT ACCOUNTANTS

The Funds' independent public accountant is Brady Martz & Associates, P.C., which is located at 24 West Central Avenue, Minot, North Dakota 58701. Shareholders will receive annual financial statements, together with a report of independent auditors, and semi-annual unaudited financial statements of the Funds. The independent auditors will report on the Funds' annual financial statements, review certain regulatory reports and the Funds' income tax returns, and perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Funds.

COUNSEL

Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603 serves as counsel for the Trust.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through Integrity Funds Distributor, currently a wholly-owned subsidiary of the Company, 1 Main Street North, Minot, North Dakota 58703. (See "The Integrity Funds—Important Information Regarding Anticipated Fund Management and Services" above regarding certain anticipated transactions and how Integrity Funds Distributor will be affected if they are completed.)

Pursuant to a Distribution and Services Agreement with each Fund, Integrity Funds Distributor serves as principal underwriter and distributor of the Funds. Pursuant to this agreement, Integrity Funds Distributor purchases shares of the Funds for resale to the public, either directly or through securities brokers, dealers, banks, or other agents, and is obligated to purchase only those shares for which it has received purchase orders. Integrity Funds Distributor has agreed to use its best efforts to solicit orders for the sale of the Funds' shares. Integrity Funds Distributor receives for its services the applicable sales charge of a Fund's shares, and reallows a majority or all of such amount to the dealers who sold the shares; Integrity Funds Distributor may act as such a dealer. The staff of the SEC takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act, as amended.

The following table reflects the amount of underwriting commissions for each Fund specified and the amount retained by the Distributor for each of the last three fiscal years.

	Underwriting Commissions for the Fiscal Year Ended			Amount Retained by the Distributor for the Fiscal Year Ended
	12/29/2006	12/31/2007	12/31/2008	12/29/2006	12/31/2007	12/31/2008
WB/MNAS Fund	$8,380	$7,357	$2,880	$1,108	$906	$414
Growth & Income Fund	$9,607	$26,264	$13,603	$1,347	$3,778	$1,768
High Income Fund	$701,401	$578,694	$97,497	$125,166	$103,049	$8,177

Compensation

The following table sets forth the amount of underwriting commissions, brokerage commissions, compensation on redemptions, and any other compensation received by the Distributor from the respective Fund indicated below during the most recent fiscal year.

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation(1)
WB/MNAS Fund	$414	$0	$0	$7,728
Growth & Income Fund	$1,768	$0	$0	$85,613
High Income Fund (Class A)	$8,177	$0	$0	$133,280
High Income Fund (Class C)	$0	$39,493	$0	$288,565

(1)Integrity Funds Distributor received this amount under the 12b-1 plan of the respective Fund.

Other Compensation to Certain Dealers

The Distributor or one or more of its affiliates, at their own expense, currently provide additional compensation to certain investment dealers that sell shares of the funds ("Integrity funds") distributed by the Distributor. The level of payments made to a particular dealer in any given year will vary. A number of factors, as enumerated in the Prospectus, will be considered in determining the level of payments. The Distributor makes these payments to help defray marketing and distribution costs incurred by particular dealers in connection with the sale of Integrity funds, including costs associated with educating a firm's financial advisors about the features and benefits of the Integrity funds. The Distributor will, on a regular basis, determine the advisability of continuing these payments. Additionally, the Distributor or one or more of its affiliates may also directly sponsor various meetings that facilitate educating financial advisors and shareholders about the Integrity funds.

In fiscal year 2009, the Distributor expects that it will pay additional compensation to the following dealers:

Charles Schwab
Fiserv
Morgan Stanley
National Financial Services
Pershing
Prudential Financial
Trust Linx

12b-1 Plans

The Funds have adopted plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution and Services Agreement with Integrity Funds Distributor. Under each Funds' Plan related to the Class A Shares, the WB/MNAS Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 0.50% and each of the High Income Fund and Growth & Income Fund are authorized to pay Integrity Funds Distributor an annual fee of up to 0.25% of the average daily net assets of the respective Fund's Class A Shares (the "Class A 12b-1 Fee"). Under the Plan related to the Class C Shares, the High Income Fund is authorized to pay Integrity Funds Distributor an annual fee of up to 1.00% (up to 0.75% for distribution and up to 0.25% for shareholder services) of the average daily net assets of the Fund's Class C Shares (the "Class C 12b-1 Fee") (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the "12b-1 Fee").

Integrity Funds Distributor may use this 12b-1 Fee to pay a fee on a quarterly basis to broker-dealers, including Integrity Funds Distributor and affiliates of the Investment Adviser, banks, and savings and loan institutions, and their affiliates and associated broker-dealers that have entered into service agreements with Integrity Funds Distributor ("Service Organizations") of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. To the extent any of the 12b-1 Fee is not paid to Service Organizations as a service fee, Integrity Funds Distributor may use such fee for its expenses of distribution of Fund shares. The 12b-1 Fee payable to Integrity Funds Distributor is calculated and paid monthly and the service fee payable to Service Organizations is calculated quarterly and paid the month following the calculation. In return, Integrity Funds Distributor will bear all expenses in connection with the distribution of shares of the Funds, such as, among other expenses: expenses of persons who provide support services in connection with the distribution of shares; costs relating to the formulation and implementation of marketing and promotional activities; and costs of printing and distributing prospectuses, reports and sales literature to prospective shareholders. The Plan compensates Integrity Funds Distributor regardless of its expenses, however, and, in any given year, Integrity Funds Distributor may have fewer expenses than the amount of the payments.

Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund's Board, including a majority of the trustees who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the "Qualified Trustees"). Each Fund's Plan (with respect to a Fund or a given class, as applicable) may be terminated at any time, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to a class would require approval by a majority of the outstanding shares of the affected class of the respective Fund. Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. Integrity Funds Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Integrity Funds Distributor may, out of its own resources, make payments to dealers that are holders or dealers of record for accounts in one or more of the Funds. A dealer's marketing support services may include business planning assistance, educating dealer personnel about the Funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund list, and access to sales meetings, sales representatives, and management representatives of the dealer. Integrity Funds Distributor compensates dealers differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs).

From time to time, Integrity Funds Distributor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by Integrity Funds Distributor may include financial assistance to dealers that enable Integrity Funds Distributor to participate in and/or present at conferences or seminars, sales, or training programs for invited registered representatives and other employees, client and investor events, and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Integrity Funds Distributor makes payments for events it deems appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Integrity Funds Distributor has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Plan during the early stages of a Fund's existence. The table below provides the fees paid by the Funds, under the Plan, net of waivers, for the period indicated and the amount of fees waived by the Distributor. With respect to the Growth & Income Fund, the table below reflects fees paid both before and after such Fund's plan was modified, effective September 2, 2008, to reflect a reduction from 0.50% (consisting of a service fee not to exceed 0.25% plus a distribution fee not to exceed 0.25%, in each case, of the average daily net assets of the Class A shares of such Fund) to a distribution and/or service fee not to exceed 0.25% of the average daily net assets of the Class A shares of such Fund.

	12b-1 Fees Paid for the Fiscal Year Ended December 31, 2008	Fees After Waivers	Fees Waived by Distributor
WB/MNAS Fund	$7,728	$7,728	$0
Growth & Income Fund	$148,103	$85,613	$62,490
High Income Fund (Class A)	$133,280	$133,280	$0
High Income Fund (Class C)	$288,565	$288,565	$0

The 12b-1 Fees paid by the Funds during the fiscal year ended December 31, 2008 were spent toward expenses including:

	Advertising & Promotion	Compensation to Dealers (including commission and service fees)	Compensation to Sales Personnel and Payroll Taxes	Distribution Related Overhead	Absorbed by the Distributor(1)
WB/MNAS Fund	$228	$1,442	$1,295	$598	$4,165
Growth & Income Fund	$5,732	$5,549	$30,938	$14,679	$28,715
High Income Fund (Class A)	$6,202	$42,481	$40,780	$18,133	$25,684
High Income Fund (Class C)	$3,435	$121,342	$22,635	$9,004	$132,149

(1) The difference between 12b-1 Fees paid by the Funds and Plan expenses incurred by the Distributor. Negative amounts represent unreimbursed expenses, that is, expenses that qualified for the Plan but that were paid by the Distributor.

As of December 31, 2008 the following unreimbursed Plan expenses had been incurred by the Distributor in a previous year and carried over to future years.

	Dollar Amount	Percentage of Fund Net Assets
WB/MNAS Fund	$0	0.00%
Growth & Income Fund	$0	0.00%
High Income Fund (Class A)	$250,992	0.49%
High Income Fund (Class C)	$0	0.00%

You can ask your dealer for information about any payments it receives from the Distributor and any services provided. See also "Purchase and Redemption of Shares" for additional information regarding compensation to dealers.

Peter A. Quist is a Director and Vice President of the Company, Vice President, and Secretary of the Trust, and a Director and Officer of Integrity Funds Distributor. Robert E. Walstad is a Trustee, Interim President, and Chairman of the Trust. Adam C. Forthun and Brent M. Wheeler are Officers of the Trust. Mr. Quist, Mr. Walstad, Mr. Wheeler, and Mr. Forthun are shareholders of the Company and, accordingly, may indirectly benefit from the payment of 12b-1 Fees or brokerage commissions paid by the Funds to the Distributor. For additional information, please refer to the section titled "Trustees and Officers."

PROXY VOTING POLICY

The Board of Trustees has delegated to the Investment Adviser the final authority and responsibility for voting proxies with respect to each Fund's underlying securities holdings. The Trustees will review each Fund's proxy voting records from time to time and will annually consider revising its proxy voting policy ("Policy"). Under the Policy, the Investment Adviser may retain outside consultants for analyses of issues and to act as voting agent. General voting guidelines are followed for routine matters of corporate governance.

The Investment Adviser will generally vote in accordance with corporate management's recommendations on matters such as uncontested director nominees (unless such nominees have poor records), ratification of accountants, changing corporate names and similar matters, and against management's recommendations on matters such as proposals which would reduce the rights or options of shareholders, reduce the value of shareholders' investments, poison pills or provisions requiring supermajority approval of mergers and other matters that are designed to limit the ability of shareholders to approve merger transactions. Other matters, such as finance, merger, acquisition and restructuring proposals, shareholder proposals and proposals to ratify or cancel golden or tin parachutes, will be evaluated on a case-by-case basis, and the Investment Adviser may vote for or against corporate management's recommendations on such matters. The Investment Adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. The Investment Adviser will monitor situations that may result in a potential conflict of interest, in particular between a Fund's shareholders and the Investment Adviser or any of its affiliates or an affiliate of the Funds. If any such conflict is discovered, the issue will be examined in detail by the Investment Adviser and in such circumstances, the Investment Adviser will normally refrain from voting the proxies giving rise to conflict, until the Trustees, after consultation, instruct on an appropriate course of action to vote the proxies in the best interest of the relevant Fund.

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, such Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETFs or other investment company shares held by a Fund, each Fund intends to vote such shares in the same proportion as the vote of all other holders of such securities.

Information on how the Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2008, is available without charge, upon request, by calling 800-276-1262, on the SEC's website at www.sec.gov or at the Trust's website at www.integrityfunds.com.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. While the Investment Adviser and Sub-Adviser generally seek to obtain the most favorable prices, a Fund may not necessarily pay the lowest spread or commission available. In selecting brokers and dealers to execute portfolio transactions, the Investment Adviser and Sub-Adviser are authorized to consider the prices and rates of brokerage commissions, as well as other relevant factors, including:

•	the market impact of the trade;
•	the broker or dealer's execution capabilities;
•	the size of the transaction;
•	the difficulty associated with executing the transactions;
•	the operational facilities of the broker or dealer;
•	the risk to the broker or dealer of positioning a block of securities;
•	brokerage service arrangements made available by the broker or dealer; and
•	research, brokerage, and other services provided by the broker or dealer (as described below).

Although commissions paid on every transaction will, in the judgment of the Investment Adviser and the Sub-Adviser (collectively "Adviser" for purposes of this section), be reasonable in relation to the value of the brokerage services provided, under each investment advisory agreement and sub-advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an Adviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the applicable Funds and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of an Adviser and not solely or necessarily for the benefit of the Funds. The Investment Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by an Adviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Adviser will not be reduced as a consequence of the Investment Adviser's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Funds.

Certain investments may be appropriate for the Funds and also for other clients advised by the Adviser. Investment decisions for the Funds and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Investment Adviser. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to Integrity Money Management, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Securities owned by the Funds may not be purchased from or sold to the Investment Adviser or any affiliated person (as defined in the 1940 Act) of the Investment Adviser except as may be permitted by applicable rules and regulations. Affiliated persons of the Investment Adviser include its parent corporation, the Company, each of their respective subsidiaries, and the Officers and Directors of any of such entities.

For the fiscal year ends listed below, the Funds paid brokerage commissions in the following amounts:

	12/29/2006	12/31/2007	12/31/2008
WB/MNAS Fund	$8,691.74	$7,658.00	$3,131.00
Growth & Income Fund*	$75,610.00	$41,520.00	$41,948.00
High Income Fund	None	None	None

*Decreases over the last two fiscal years have been attributable to a negotiated lower commission rate and a new trading platform.

The Funds are authorized to execute portfolio transactions through, and to pay commissions to broker-dealers affiliated with the Investment Adviser, and broker-dealer affiliates of the Sub-Adviser, and to purchase securities in underwritings in which these broker-dealers are members of the underwriting syndicate. A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Investment Adviser, the Sub-Adviser, Integrity Funds Distributor, or their affiliates.

None of the Funds paid brokerage commissions to brokers affiliated with the Funds, Integrity Money Management, the Sub-Adviser, or Integrity Funds Distributor (or with an affiliated person of any such persons) in any of the last three fiscal years.

PURCHASE AND REDEMPTION OF SHARES

Fund shares may be purchased from investment dealers who have sales agreements with Integrity Funds Distributor or from Integrity Funds Distributor directly. Each Fund offers Class A shares. Currently, only the High Income Fund offers Class C shares. Class A shares and Class C shares are described below and in the Prospectus.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge, if any, imposed at the time of purchase as set forth in the Prospectus. Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase of Class A shares from a Fund aggregating less than $50,000 for the High Income Fund and less than $100,000 for the WB/MNAS Fund, subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares on December 31, 2008.

	Net Asset Value per Share	Per Share Sales Charge	Per Share Offering Price to the Public	Shares Outstanding
WB/MNAS Fund	$2.94	$0.15	$3.09	364,141
Growth & Income Fund	$28.40	$0.00	$28.40	967,230
High Income Fund	$5.05	$0.22	$5.27	4,776,014

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with Integrity Funds Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with Integrity Funds Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Fund. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with Integrity Funds Distributor. Such dealer or agent may place a telephone order with Integrity Funds Distributor for the purchase of Fund shares. It is a dealer's or broker's responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value. Reference should be made to the wire order to ensure proper settlement of the trade. Payment for shares purchased by telephone should be received within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

Each Fund receives the net asset value of all its respective shares that are sold. Integrity Funds Distributor retains the full applicable sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Prospectus to investment dealers and to its salesmen who sell Fund shares. From time to time, Integrity Funds Distributor may implement programs under which dealers and their representatives may be eligible to participate in which such firms may win nominal awards for certain sales efforts or under which Integrity Funds Distributor will reallow additional concessions to any dealer that sponsors sales contests or recognition programs conforming to criteria established by Integrity Funds Distributor or participates in sales programs sponsored by Integrity Funds Distributor. These programs will not change the price that an investor pays for shares or the amount that a Fund will receive from such sale. See also "Distributor" for additional information regarding fees paid to broker-dealers and others.

Reduction of Up-Front Sales Charge on Class A Shares of WB/MNAS Fund and High Income Fund

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the funds in the Integrity family of funds, during a thirteen-month period, an amount that would qualify for a reduced sales charge shown in the Funds' Prospectus under "The Shares Offered—Class A Shares" and by signing a non-binding Letter of Intent, which may be signed at any time within ninety days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the thirteen-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the thirteen-month period equal or exceed the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, Integrity Funds Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse, children, and grandchildren under 21 (cumulatively, the "Investor") in some or all funds in the Integrity family of funds (the "Integrity funds") to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k), or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value, whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day's net asset value.

A purchase of shares may qualify for a ROA. The applicable sales charge will be based on the total of:

•	the Investor's current purchase; and
•	the cumulative cost of shares purchased or the current market value of the shares of the Integrity funds held by the Investor, whichever is greater.

For example, if an Investor owned shares worth $40,000 at the current net asset value and purchased an additional $10,000 of shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Integrity fund with sufficient information to verify that the purchase qualifies for the discount.

In order to determine your eligibility to receive a sales charge discount, it may be necessary to provide your adviser with information and records (including account statements) of all relevant accounts invested in the Integrity funds.

Investments of $1 Million or More

If you invest $1 million or more in the WB/MNAS Fund or the High Income Fund, either as a lump sum, through the rights of accumulation quantity discount, or through the letter of intent program, you can buy Class A shares without an initial sales charge. However, for shares subject to a sales charge purchased on or after September 1, 2007 (whether as a lump sum, pursuant to the letter of intent program, or otherwise), you may be subject to a 1% CDSC on shares redeemed within 24 months of purchase. For each such Fund, the CDSC is based on the cumulative cost of the shares being sold or the current account market value, whichever is less. The CDSC does not apply to shares acquired in the Growth & Income Fund or by reinvesting dividends and/or distributions in the WB/MNAS Fund and High Income Fund. Each time you place a redemption request, the Funds will sell any shares in your account that are not subject to a CDSC first. If there are not enough of these shares to meet your request, the Funds will sell the shares in the order in which they were purchased.

Group Program

Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase Class A shares of a Fund with a lower minimum initial investment and, for the WB/MNAS Fund and the High Income Fund, with a lower sales charge, if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

Description of Group Program

If the investor's Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Prospectus for each purchase by a participant of a Group Program will be based on the combined current purchases of such group of Class A shares together with the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

Criteria for the Group Program

The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

•	the administrator of an investor's investment program must have entered into an agreement with Integrity Funds Distributor;
•

such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program; and

•

such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

Additional Criteria for the Group Program

As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Waivers of Up-Front Sales Charge on Class A Shares

The WB/MNAS Fund and the High Income Fund may sell Class A shares without an up-front sales charge to Trustees, Directors, Officers, and employees (including retirees) of the Funds, of the Company and its subsidiaries, for themselves or their spouses, children, or parents and parents of spouses; or trusts, pension, or profit-sharing, or other plans for the benefit of such persons at net asset value and in any amount. Each such Fund may also sell shares without an up-front sales charge to broker-dealers having sales agreements with Integrity Funds Distributor, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with Integrity Funds Distributor, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the sales up-front charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the Trust's website at www.integrityfunds.com, from the Prospectus, or from your financial adviser.

Class C Shares

As described in the Prospectus, you can buy Class C shares of the High Income Fund at the offering price, which is the net asset value per share. Only the High Income Fund currently offers Class C shares. The High Income Fund has adopted a plan under Rule 12b-1 with respect to its Class C shares that authorizes this Fund to compensate the Distributor for services performed and expenses incurred by the Distributor in connection with the distribution of its Class C shares and for providing personal services and the maintenance of shareholder accounts. Under this Fund's Plan, with respect to its Class C shares, the respective plan may pay an annual Rule 12b-1 fee of up to 1.00% of its average daily net assets for distribution and shareholder services. Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges. See "Distribution and Service Plans (12b-1)" in the Prospectus for additional information regarding these plans. There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC for the Class C shares is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

To keep your CDSC as low as possible, each time you place a request to sell shares, shares in your account that are not subject to a CDSC will be sold first. If there are not enough of these to meet your request, shares will be sold in the order they were purchased. The same method will be used if you exchange your shares into another Fund.

Monthomatic Investment Plan

A shareholder may purchase additional Fund shares through a monthomatic investment plan (minimum initial investment is $50). With the monthomatic investment plan, monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in the monthomatic investment plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the monthomatic investment plan by sending written notice to the Transfer Agent. See "Systematic Investing—the Monthomatic Investment Plan" in the Prospectus for additional information.

Exchange Privilege

As described in the Prospectus under "Special Services—Exchanging Shares," each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds underwritten by Integrity Funds Distributor. The exchange privilege may be changed or discontinued upon sixty days' written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the applicable fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

If you exchange from a fund with a lower initial sales charge than the one into which you are exchanging (or from a fund with no sales charge), you will be required to pay a sales charge equal to the difference between the sales charge of the higher-load fund and the sales charge originally paid with respect to the exchanged shares.

In addition, as described in the Prospectus, if you were a shareholder of the IPS Millennium Fund or IPS New Frontier Fund on April 22, 2005, you may exchange shares within the same class into other funds underwritten by Integrity Funds Distributor without paying a sales charge, regardless of whether you are exchanging from a fund with a lower initial sales charge than the one into which you are exchanging.

Reinstatement Privilege

If you redeem Fund shares, you may reinstate all or part of your redemption proceeds at net asset value without incurring any additional charges. You may only reinstate into the same share class from which you redeemed. If you paid a CDSC, your CDSC will be refunded as additional shares in proportion to the reinstatement amount of your redemption proceeds, and your holding period will also be reinstated. An investor exercising this privilege more than a year after redemption will be required to complete a new account application and provide proof that the investor was a previous shareholder of the applicable Fund. The Funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege. The Fund must be notified that an investment is a reinstatement.

Minimum Investment

The minimum initial investment for each Fund per share class is $1,000 ($50 for the Monthomatic Investment Plan and $250 for an Individual Retirement Account), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

Redemptions

Any Fund shareholder may require the Fund to redeem his or her shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $100,000 and sent to Integrity Fund Services, Inc. at P.O. Box 759, Minot, North Dakota 58702. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a signed certificate or duly endorsed stock power with signatures guaranteed for amounts over $100,000 and accompanied by a written request for redemption. Signature guarantees are available from a commercial bank, trust company, savings and loan association, or brokerage firm; a notary public may not provide a signature guarantee. The redemption request and signed certificate or stock power must be signed exactly as the account is registered including any special capacity of the registered owner.

Alternatively, an investor may place an order to sell shares through his or her dealer or agent, which has a sales agreement with Integrity Funds Distributor and from which the Prospectus was received. The dealer or agent may fax, mail, or phone such request to the Transfer Agent when properly authorized in writing by the shareholder of record. The investor will receive the net asset value next determined after the Transfer Agent receives such sell order from the dealer or agent. The Funds do not charge for this transaction. Authorized dealers may charge additional fees for shareholder transactions or for advisory services.

Payment for shares redeemed will be made in cash as promptly as practicable (but in no event later than seven days) after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within fifteen calendar days).

Payment for shares redeemed may also be done through the Automated Clearing House ("ACH") network. Redemption proceeds are sent to your bank account with the same names as the account registration through an ACH transfer. In addition, redemption proceeds may be transmitted through a wire transfer for a fee of $9.00.

Additional Information on Purchases and Redemptions

Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds.

Each Fund may suspend the right of redemption or delay payment more than seven days:

•	during any period when the NYSE is closed for trading (other than customary weekend and holiday closings) or trading is restricted, as determined by the SEC;
•	when an emergency exists, as determined by the SEC, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

The NYSE is currently closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund's portfolio securities at the time.

Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 for any reason other than fluctuation in the market value of the Fund's portfolio securities. Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed.

The Funds reserve the right to redeem in-kind; that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities. Because you would receive portfolio securities in an in-kind redemption, you will still be subject to market risk and may incur transaction costs in selling the securities.

For each Fund that charges an initial sales charge, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through the rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. Integrity Funds Distributor may pay a commission of 1%, out of its own resources, to broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million dollars or more.

Each Fund allocates net interest income to those shares for which the Fund has received payment.

Systematic Withdrawal Program

The owner of $5,000 or more of shares of a Fund (which may not be in certificated form) may provide for the payment from his or her account of any requested dollar amount to his or her designated payee monthly, quarterly, semi-annually, or annually. Sufficient shares will be redeemed from the investor's account for the designated amount on approximately the first or the 25th of the applicable month. Dividend distributions automatically will be reinvested under this program. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. The program may be terminated at any time by the investor.

It ordinarily will be disadvantageous to an investor to purchase shares (except through reinvestment of distributions) while participating in a systematic withdrawal program because he or she will be paying a sales charge to purchase shares at the same time that shares are being redeemed upon which such investor may already have paid a sales charge. Each Fund reserves the right to amend or terminate the systematic withdrawal program at any time. For additional information, see "Systematic Withdrawal Program" in the Prospectus.

NET ASSET VALUE

For each Fund, net asset value ("NAV") per share is determined by dividing the total value of that Fund's assets, less any liabilities, by the number of shares of that Fund outstanding.

The NAV per share of each Fund is determined by Integrity Fund Services as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Standard Time) on each day when the NYSE is open for trading. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as observed.

The Funds' investments are primarily valued using market quotations. Assets for which market quotations are available are valued as follows:

•

each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price;

•	each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System;
•	United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; and
•

short-term money market instruments (such as certificates of deposit, bankers' acceptances, and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings.

All of these prices are obtained by Integrity Fund Services from services that collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

In addition, corporate debt securities (other than short-term instruments and debt securities described above) are valued at prices furnished by a pricing service, subject to review and possible revision by the Investment Adviser. Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. To the extent a Fund invests in open-end management investment companies, such Fund's NAV will be calculated based upon the NAVs of the registered open-end management investment companies (other than ETFs) in which such Fund invests; the prospectuses for these companies would explain the circumstances under which those companies will use fair value pricing and the effects of fair value pricing.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those that have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Investment Adviser using methods and procedures reviewed and approved by the Trustees.

EXPENSES OF THE FUNDS

Each Fund's expenses include, among others:

•	management and investment advisory fees;
•	accounting and administrative fees;
•	taxes;
•	brokerage fees and commissions (if any);
•	fees of Independent Trustees;
•	any Rule 12b-1 distribution or service fees;
•	expenses of Trustees' and shareholders' meetings;
•	insurance premiums;
•	expenses of redemption of shares;
•	expenses of issue and sale of shares (to the extent not borne by Integrity Funds Distributor);
•	association membership dues;
•	charges of a Fund's custodian;
•	bookkeeping, auditing, and legal expenses;
•	the fees and expenses of registering a Fund and its shares with the SEC and registering or qualifying its shares under state securities laws; and
•	expenses of preparing and mailing prospectuses and reports to shareholders.

FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local, or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service ("IRS") could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be acquired by the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code (the "Code").

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

Based on information provided by the Funds, each Fund has capital loss carryforwards for tax purposes that, as of December 31, 2008, amounted to:

Growth & Income Fund	$2,653,571
WB/MNAS Fund	$384,823
High Income Fund	$31,094,157

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November, or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund's investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a RIC (such as a Fund) are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Each Fund will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from RICs. However, certain ordinary income dividends on shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be designated by a Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning thirty days before and ending thirty days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such shares.

Deferral of Basis

In reporting any gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
	•	in your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge),
	•	you sell some or all of your original shares within ninety days of their purchase, and
	•	you reinvest the sales proceeds in the Fund or in another Integrity fund, and the sales charge that would otherwise apply is reduced or eliminated;
THEN:

in reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Nature of Fund's Investments

Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things:

•	disallow, suspend, or otherwise limit the allowance of certain losses or deductions;
•	convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income;
•	convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited);
•	cause a Fund to recognize income or gain without a corresponding receipt of cash;
•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and
•	adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

The Funds' transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to a Fund and may defer Fund losses. These rules could, therefore, affect the character, amount, and timing of distributions to shareholders. These provisions also will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes.

Buying Shares Close to a Record Date

Distributions by a Fund reduce the NAV of such Fund's shares. Should a taxable distribution reduce the NAV below a shareholder's cost basis, the distribution would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. Specifically, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

Investments in Certain Foreign Corporations

If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. The Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. The Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number, fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, at which time the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Foreign Tax Credit

A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's ordinary income dividends paid to you. If your Fund invests in any foreign securities, the tax statement that you receive may include an item showing foreign taxes your Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes your Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.

Non-U.S. Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected

If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends", will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Fund beginning prior to 2010.

Income Effectively Connected

If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents, and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Other Taxation

Fund shareholders may be subject to state, local, and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The financial highlights tables for the Growth & Income Fund reflect the financial performance of predecessor series of The IPS Funds, a separate registered investment company, prior to the reorganization of these series into The Integrity Funds on April 22, 2005.

The financial statements of the WB/MNAS Fund, Growth & Income Fund and High Income Fund for the period ended December 31, 2008, audited by Brady, Martz & Associates, P.C., appear in the annual reports to shareholders of The Integrity Funds and are incorporated herein by reference. These financial statements include the schedules of investments, statements of assets and liabilities, statements of operations, statement of changes in net assets, financial highlights, notes, and independent auditors' reports.

APPENDIX A—DESCRIPTION OF SHORT-TERM AND LONG-TERM DEBT RATINGS

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's").

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. These obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 (Prime-1):	Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.
P-2 (Prime-2):	Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.
P-3 (Prime-3):	Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.
NP (Not Prime):	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

Standard & Poor's

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1:

A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2:

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:

A short-term obligation rated "B" is regarded as having significant speculative characteristics. Ratings of "B-1," "B-2" and "B-3" may be assigned to indicate finer distinctions within the "B" category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1:

A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

B-2:

A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short term compared to other speculative-grade obligors.

B-3:

A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short term compared to other speculative grade obligors.

C:

A short-term obligation rated "C" is currently vulnerable to non-payment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D:

A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Long-Term Debt Ratings

Moody's

Moody's long-term obligation ratings are opinions of the relative risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised.

Investment Grade

Aaa:	Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Below Investment Grade

Ba:	Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated "B" are considered speculative and are subject to high credit risk.
Caa:	Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated "Ca" considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

*Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of that generic rating category.

Standard & Poor's

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations to reflect the lower priority in bankruptcy. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Investment Grade

AAA:	An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A:

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB:

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While these obligations likely will have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:

A obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:	An obligation rated "CC" is currently highly vulnerable to nonpayment.
C:

A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock, or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D:

An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.